Posting Supplement No. 213 dated May 13, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374007	$8,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374007. Member loan 374007 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	Coral Springs, FL

Home town:	Chicago
Current & past employers:	Dimitri Kehagias
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I've found my potential first home. Unfortunately no one will give me a loan because it's too small. On the other hand, I can't ask for more because they won't give me more than the listing price. Someone help me out of this sticky situation.

A credit bureau reported the following information about this borrower member on January 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381680	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381680. Member loan 381680 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$21,728 / month
Current employer:	n/a	Debt-to-income ratio:	7.82%
Length of employment:	4 years 6 months	Location:	Manor, TX

Home town:	Grand Blanc
Current & past employers:	Dell
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Business Expansion Funds: We have a successful, six year old retail tax business that is ready for new expansion. We are seeking a small bridge loan to allow us to expand our market by adding a second location. We offer retail tax preparation services for low to mid income customers in fast growing county covering over 600 square miles. The business was founded in 2002 and was cash flow positive from the start. Since opening we have prepared returns for more than 3,500 customers. This is a recession proof business. Every year more people file their taxes with a paid preparer and we are looking to broaden our customer base with an additional office location. The requested funds will be used for working capital ??? office rent, utilities, advertising, etc., and build out of a new office. With this expansion we will capture a larger market share. County growth is extremely fast, and the growth opportunity for the business is excellent. We have worked hard to maintain a perfect payment record on both personal and business credit. Our business credit is strong with an 80 Paydex from D&B, and a 90+ Credit score from Experian. We are willing to accept a higher interest rate to ensure we are able to continue our growth in the current lending environment. Feel free to email me if you have any questions or concerns. Terry

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,697.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381739	$22,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381739. Member loan 381739 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Smart Source LLC	Debt-to-income ratio:	7.78%
Length of employment:	6 years 3 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Smart Source LLC
Education:

This borrower member posted the following loan description, which has not been verified:

TEST

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$18,067.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384219	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384219. Member loan 384219 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	7-Eleven	Debt-to-income ratio:	13.57%
Length of employment:	3 years 9 months	Location:	SAN BERNARDINO, CA

Home town:	Spencer
Current & past employers:	7-Eleven, Homeland Grocery Stores- in Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off high interest loans. I will pay on time each month and pay the minimum or more if possible. I really desire to keep a good credit score, so that I can eventually purchase a home. However, I will never be able to reach that goal if I can't get out from under this high interst debt. So please carefully consider my request and help me reach my goals. Thank you, Jason

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,614.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388719	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388719. Member loan 388719 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Foley & Lardner LLP	Debt-to-income ratio:	14.60%
Length of employment:	3 years 11 months	Location:	Oakland, CA

Home town:	Ishpeming
Current & past employers:	Foley & Lardner LLP
Education:	Mills College

This borrower member posted the following loan description, which has not been verified:

I am a single woman who works full-time. Recently, had an accident and incurred credit card debt to pay my bills on time. The credit card companies hooked me with the low introductory percentage interest rate and since raised that rate to 30% for no reason.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,093.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389368	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389368. Member loan 389368 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389754	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389754. Member loan 389754 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	retired	Debt-to-income ratio:	18.37%
Length of employment:	n/a	Location:	HOSCHTON, GA

Home town:	Liberty
Current & past employers:	retired, Lucent Technologies
Education:	Brenau University

This borrower member posted the following loan description, which has not been verified:

I am in the process of applying for a CLC license for UGA, GT, Auburn, AL, University of FL, FL State, Clemson and the University of SC. I have thirteen products at this time I am presenting. I have solicited advise from fifteen college merchandising stores in and around my location. Twelve said they would carry the product and thought they would sell well in their stores. One of these stores ???????Fanatice Fanz??????? has five locations. Of the three stores that said they would not carry the products they were primarily apparel stores. Based on my research my lowest projection of an average 1300 units per month and would net before taxes $271,000 in first year, or high side of 3000 units per month would net before taxes of $1.700,000 in first year. Unable to get a dollar figure for any of the colleges I am applying for, I did find out that Texas lead the nation in revenue generated by royalties in 2007-2008 2nd quarter of $8.2 million, Texas charged an 8 percent royalty fee so that means that Texas merchandise sold totaled somewhere in the $102M range. With UGA, University of Fl, AL, Auburn, Fl State, University of SC and GT being ranked number 2, 4, 5, 11,16, 22 and 40 respectfully in total merchandising sold in 2008-2009 2nd quarter, I feel that my projection of 1000 units per month spaced over just these colleges is a conservative estimate. I have been on many of those retailer web pages and have not seen anything close to my acrylic products.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,377.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391128	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391128. Member loan 391128 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	TBE Group	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	Cortland, OH

Home town:
Current & past employers:	TBE Group, International Engineering Firm
Education:	Hiram College, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I am graduating with my BA in Business Management, and I am going to be starting my Masters program. I am looking to consolidate all debt, school loans etc. I have had a 15 year credit history now with all accounts in good standing with no late payments.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,860.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392873	$5,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392873. Member loan 392873 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,000 / month
Current employer:	Wildeco, Inc.	Debt-to-income ratio:	6.64%
Length of employment:	7 years 6 months	Location:	Wall, TX

Home town:	San Angelo
Current & past employers:	Wildeco, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have a big payment coming in, but not till December so I need to get a better rate on my citi card. I have always paid on time and have very good cr. I had to move offices, and I had to but alot on my citi card. So in December I get my payment of 25,000 from family.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,575.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393310	$6,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393310. Member loan 393310 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Anaya Welding and Lease	Debt-to-income ratio:	11.34%
Length of employment:	8 years 5 months	Location:	edinburg, TX

Home town:	Edinburg
Current & past employers:	Anaya Welding and Lease
Education:	South Texas College, University of Texas San Antonio

This borrower member posted the following loan description, which has not been verified:

Just inherited 20 yr old home and am requesting a personal loan for home improvements. I currently have no mortgage, no children and 1 car note which is nearing payoff. I am the Safety Director for our family owned business specializing in oilfield and pipeline construction which is going on 30 years serving the South Texas Oil & Gas industry. I?ve turned to LendingClub lenders in lieu of its competitive low APR and am looking forward to my first experience with LendingClub and am already looking forward into becoming a lender myself. The loan is allocated to only financing this one project as I like to keep my revolving credit to a minimum I felt that a loan would work best in this situation; expenses will cover contractor and material.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394225	$4,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394225. Member loan 394225 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	MAC Enterprise	Debt-to-income ratio:	7.24%
Length of employment:	7 years 3 months	Location:	Jamaica, NY

Home town:	Queens
Current & past employers:	MAC Enterprise, Equitable Life
Education:	St Johns College

This borrower member posted the following loan description, which has not been verified:

I just want to pay off a credit card balance that was used to pay some medical expenses. I have a great credit score.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,368.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395896	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395896. Member loan 395896 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Applebee's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Crookston, MN

Home town:	Crookston
Current & past employers:	Applebee's, LM Glasfibre
Education:	University of North Dakota

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a means to finance my certification as a mobile electronics installation technician. At this time I have chosen to pursue an education in mobile electronic installation at mobile Dynamics in Phoenix, AZ as it has always been a passion of mine and a source of great interest and time spent unprofessionally. To date I have designed and installed my personal stereo in my previously owned vehicle. That system consisted of a new head unit, all new mids & highs, dual subwoofers and dual amplifiers to power both the subs and rear 6x9's. My other passion within audio electronics is designing and building custom drivers. To date I have designed and built multiple custom prototypes for my personal use. The training and certification that Mobile Dynamics offers will allow me to begin full-time work and career development within the field of mobile electronics. At this time I am able to cover a portion of the required costs of attendance and plan to continue my part-time work while receiving the Mobile Dynamics certification. After completion of this course I will begin full-time work within the car audio industry and pursue a continued development of myself as a installation technician and the industry of which I will be a part of.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396874	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396874. Member loan 396874 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,342 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	11.84%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Port of Spain
Current & past employers:	Southern Wine and Spirits, Fox-Pitt Kelton
Education:

This borrower member posted the following loan description, which has not been verified:

Hey Guys, My name is Dwight and I am looking for a low interest rate loan, in order to pay off my high interest rate credit cards. I have worked for the same company for the last 4 years at a base salary of 76k and I have a decent credit score. Thanks for reviewing my application.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,682.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398139	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398139. Member loan 398139 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	State of NJ _ ELEC	Debt-to-income ratio:	11.80%
Length of employment:	3 years 6 months	Location:	Hamilton, NJ

Home town:	Trenton
Current & past employers:	State of NJ _ ELEC, Election Law Enforcement Commission
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Was looking to consolidate debt.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398469	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398469. Member loan 398469 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	J. Crew	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	SANDY, UT

Home town:
Current & past employers:	J. Crew
Education:

This borrower member posted the following loan description, which has not been verified:

i will pay off my 3 credit cards, visa, MC, and discover. I have good credit and have alway paid my bills on time, i'm just not getting them paid down by paying the minimum or a little over. I plan on paying them off with a loan and then canceling them so they will be good for gone. I would like the monthly payment to stay under $700, to fit my budget.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,563.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399398	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399398. Member loan 399398 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RONCO Consulting Corporation	Debt-to-income ratio:	24.18%
Length of employment:	4 years 1 month	Location:	Herndon, VA

Home town:	Newport
Current & past employers:	RONCO Consulting Corporation
Education:	Averett University

This borrower member posted the following loan description, which has not been verified:

Seeking a 36 month loan to be used for engineering and legal fees in obtaining building permits for a house in suburban Washington DC.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311,616.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399868	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399868. Member loan 399868 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,591 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	16.33%
Length of employment:	2 years 1 month	Location:	Colorado Springs, CO

Home town:	Berwyn
Current & past employers:	Lockheed Martin, L-3 Communications Holdings, Titan, Jaycor, US Army
Education:	University of Illinois at Chicago, University of Phoenix, University of Denver

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay down the balance on a higher rate credit card. This will be my second Lending Club loan (first loan is in good standing). I am a good candidate for this loan because I have excellent credit and have never missed or been late on a payment in 20 years of borrowing. I have a stable, secure, decent paying job. I have been with my current employer for just over 2 years, but have been in the same industry for almost 13 years, with only one previous employer.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,365.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400049	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400049. Member loan 400049 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Boise Paper Holdings, LLC	Debt-to-income ratio:	9.57%
Length of employment:	20 years 5 months	Location:	Kennewick, WA

Home town:	Sioux City
Current & past employers:	Boise Paper Holdings, LLC, IBP
Education:

This borrower member posted the following loan description, which has not been verified:

Found a great REO property that I couldn't pass up. When I heard about this website I thought what a great idea. After I make some money I want to be on the other side, lending money to investors!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,119.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400060	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400060. Member loan 400060 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Macys	Debt-to-income ratio:	5.88%
Length of employment:	3 years	Location:	New York, NY

Home town:	Raleigh
Current & past employers:	Macys, Ernest and Young
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Hi, My finance and I are taking out a loan for our wedding expenses. This loan would cover the majority of our expenses and it will be paid back within 3 years. The minimum payment will not be a problem with my salary and monthly bills. Both of us make more than enough for the payments. I have good credit and have a long history of credit. Below I have listed some additional information but I would be more than happy to answer any questions. I look forward to doing business w/ my peers. Yearly Salary- $72,000 Monthly Rent- $600 Monthly Utilities- $90 Transportation- $81 (yeah subway) Cell Phone- $85 Student Loans- $280 Credit Cards- $240 Thanks so much for your consideration, Kristen

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,898.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400078	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400078. Member loan 400078 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	18.90%
Length of employment:	n/a	Location:	lynnwood, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get this loan to consolidate my credit card debt. I have never been late on my credit card payments, or in any other payment, but unfortunately credit card companies decided to punish responsible behavior.My interest rates raised up to 21%-24.99%, making very difficult to make payments because I never know what next month's payment will be. I am a very well structured person and having one monthly payment with a fixed interest rate is very important to me.I love being a prompt payer, so I am requesting this loan to keep my credit and my responsible behavior. I have a steady work history and also receive money from my rental properties. One low rate payment will give me more breathing room and peace of mind. It is very scary when you see your financial future in the hands of credit card companies that really don't care about how reliable you are as a customer.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,124.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400212	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400212. Member loan 400212 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	20.00%
Length of employment:	1 year 1 month	Location:	Santa Rosa Beach, FL

Home town:	Alexander City
Current & past employers:	Wachovia Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debts

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,639.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 400238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400238	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400238. Member loan 400238 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. What has recently increased the difficulty in paying off my debt is that I have started to contribute financially to my parents' well-being. They are in retirement that they did not plan well for and are on an extremely fixed budget. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to contribute more to my parents, save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400245	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400245. Member loan 400245 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Southeastern Technical College	Debt-to-income ratio:	6.36%
Length of employment:	4 years	Location:	Lyons, GA

Home town:	Eastman
Current & past employers:	Southeastern Technical College, Toombs County Board of Education
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to purchase education supplies for the upcoming semesters. My son is a graduate student at Florida Atlantic University in Forensic Accounting. He is entering his third semester and is in need of financial support for education expenses. I have excellent credit.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400323	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400323. Member loan 400323 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	State of Illinois	Debt-to-income ratio:	14.53%
Length of employment:	1 year 7 months	Location:	Pleasant Plains, IL

Home town:	Jacksonville
Current & past employers:	State of Illinois, Springfield Illinois School District 186, Jacksonville Illinois School District 117, MacMurray College
Education:	Butler University, University of Illinois at Springfield

This borrower member posted the following loan description, which has not been verified:

MacMurray College was having a huge layoff in 2001. I was included in this layoff group because I was one of the newest hires. I decided to go to school and get my masters. Unfortunately, I was living partially on credit cards, unable to pay off the total amount each month. I would get hooked in on 0% interest transfers but they were never for the whole balance. I found that paying on multiple balances was detrimental not helpful. I have completed my masters in Computer Science and currently working for the State of Illinois as an IT Specialist. I am paying $2k on my debt / mo, $1k more than the minimum. This does not leave much for daily cash so I end up using cards to get me through the month. I am able to pay off more that I spend but the amount is minimal compared to what I could be reducing. I do not have any late payments. I just want to get out from under my credit cards and I have 7 that I'm currently paying on. If I could get a loan for one payment, I could make my payments and recover quicker. Please help.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400449	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400449. Member loan 400449 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,166 / month
Current employer:	Hitachi Consulting	Debt-to-income ratio:	2.78%
Length of employment:	5 years	Location:	IRVINE, CA

Home town:	Long Beach
Current & past employers:	Hitachi Consulting, Accenture
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am looking to aggressively pay off the three credit cards I have as quickly as possibly, unfortunetly the rates are prohibitive to making a dent in the principle. I am looking for the best interest rate possible for a short 2-3 year loan that will allow me to pay off all credit as soon as possible.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,537.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400532	$8,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400532. Member loan 400532 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,525 / month
Current employer:	Integrated Device Technology	Debt-to-income ratio:	10.71%
Length of employment:	9 years	Location:	AUBURN, NY

Home town:
Current & past employers:	Integrated Device Technology, Integrated Circuit Systems, US Navy, US Army
Education:	UCONN, Devry

This borrower member posted the following loan description, which has not been verified:

Short Term Loan to cover School expenses and daycare while wife finishes last two semesters of RN program

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,141.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400534	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400534. Member loan 400534 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Youth Advocate Programs, Inc.	Debt-to-income ratio:	14.03%
Length of employment:	7 years 9 months	Location:	Erie, PA

Home town:	Blairsville
Current & past employers:	Youth Advocate Programs, Inc., Erie County Crisis Services, Inc., Charter Behavioral Health
Education:	Edinboro University of PA

This borrower member posted the following loan description, which has not been verified:

I have recently struggled with finances and used my credit cards more than I have wanted to help. I do not feel good with this debt and want to make a plan to close those cards, pay off that debt as fast as I can and start a life of credit free living again. I've struggled in the past with credit card debt and worked so hard to be dependent of credit cards. Now that I allowed myself to use them again, I hate being in this situation and just want to start fresh with paying off this debt and working instead to save money and invest better for my future - hopefully through this lending club once I pay off this debt. I've read for days abot this site and think it is incredible and hope you can help. I have a good job as a Director of a Mental Health Agency for Children, am a well educated person with a Master's Degree in Social Sciences and live my life with Integrity. I'm asking for your help to feel better about myself with a better debt payoff solution.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,693.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400562	$13,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400562. Member loan 400562 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	DFCU Financial	Debt-to-income ratio:	23.64%
Length of employment:	7 years 11 months	Location:	DETROIT, MI

Home town:	Illinois
Current & past employers:	DFCU Financial, RadioShack
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

The purpose of my request for a loan is to purchase/invest in a diesel truck to start my own small business. I will continue to work but it is a dream of mind to one day be my own boss and would like to do so by starting with this purchase. I am confident everything will be a success and the truck will pay for itself and my goal is to pay it off before the 36 months if possible. I am a person that will do whatever it takes not to default and will make payments on time. I know the importance of a credit score and how delays on monthly payments impact significantly on the score. Therefore, you have my word this loan will be paid back and on time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,996.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400653	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400653. Member loan 400653 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,908 / month
Current employer:	Wyckoff Farms, Inc.	Debt-to-income ratio:	17.69%
Length of employment:	24 years 1 month	Location:	Mabton, WA

Home town:	Moses Lake
Current & past employers:	Wyckoff Farms, Inc., UI Group
Education:	Central Washington University

This borrower member posted the following loan description, which has not been verified:

Most of my revolving/credit card debt is higher than 15% I would like to consolidate this to a lower interest rate. Though I am maxed out on most the credit available I always have made payments for more the than the minimum due. if this was to get funded I will close all accounts that I payoff with the loan proceeds. I am looking for someone willing to take a chance on me.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,700.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400658	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400658. Member loan 400658 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Chevron Corp.	Debt-to-income ratio:	9.98%
Length of employment:	16 years	Location:	Vallejo, CA

Home town:	Vallejo
Current & past employers:	Chevron Corp.
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am only making the minimum payments on because I have a family of six and there is always something. The balance never goes down and this sounded like a good way to pay down my debt with an end date in sight.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	16
Revolving Credit Balance:	$24,810.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400693	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400693. Member loan 400693 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,256 / month
Current employer:	Salisbury Rehab and Nursing Center	Debt-to-income ratio:	5.69%
Length of employment:	10 years 5 months	Location:	DELMAR, DE

Home town:	Laurel
Current & past employers:	Salisbury Rehab and Nursing Center, Chancellor Care Center of Delmar
Education:	University of Delaware, Delaware Technical and Community College-Owens

This borrower member posted the following loan description, which has not been verified:

I want to consolidate some debt..cancel some credit cards..I pay an extra 2 house payments a year, and pay extra on my credit cards every month..I have been on time with all of my creditors for many years..I also would like to make some home improvements

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,625.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400774	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400774. Member loan 400774 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to add an in-law suite to my granddaughters home. I am moving in with my granddaughter and her family and would like a space of my own. I would like to put in a bedroom and bathroom and a kitchenette for my use. I use to live on my farm in Maryland and I spend my winters with my granddaughter in florida and decided to make the move permanent but I need a little room for myself so I can still have my own space. I was living alone and no longer want to be by myself so this is the perfect solution. I have a great credit standing, I have always paid my bills on time and I have almost zero debt. Looking to pay this off soon as my farm sells. Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400783	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400783. Member loan 400783 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Gilleland Chevrolet Cadillac	Debt-to-income ratio:	23.26%
Length of employment:	2 years 4 months	Location:	Saint Cloud, MN

Home town:	Cumberland
Current & past employers:	Gilleland Chevrolet Cadillac, Princeton Community Education, Mars Music
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

My clients want more! I have been teaching the Martial Art of Taekwondo through the local Community Education program for over six years. I currently have 32 students and know I have lost students due to a lack of personal attention. I also have several long time students/customers who are offering to pay more if they could have classes/products catered to them. I have a great lease deal worked out, a great group of volunteers to help us market the business, and I work during the day as an Automotive Sales Manager so I know how to build the sales funnel for this company. I even have assistants who are qualified to provide instruction when I'm not there. My wife and I just got married two weeks ago so money is a little tight right now. I need to buy some mats, paint, and training equipment to be ready to open. Please help us make this dream a reality.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400818	$23,100	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400818. Member loan 400818 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Embedded Software Co.	Debt-to-income ratio:	20.67%
Length of employment:	1 year 6 months	Location:	Corona, CA

Home town:	Fullerton
Current & past employers:	Embedded Software Co.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Looking to refinance with Lending Club for a better rate. I always pay my bills on time and a loan with Lending Club will allow me to pay my debt down a little faster.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,602.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400836	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400836. Member loan 400836 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	American ESL Center	Debt-to-income ratio:	13.71%
Length of employment:	1 year	Location:	Columbia, MD

Home town:
Current & past employers:	American ESL Center, US Air Force
Education:	SUNY, Albany

This borrower member posted the following loan description, which has not been verified:

I am enrolled in a short Arabic Language course abroad to improve my Arabic language skills. I passed the Phase 1 test for the FBI and want to succeed in their language test so that I can move on to Phase 2 and ultimately become a better US, government asset. Fluency in Arabic for non-native speakers is highly marketable right now. I will use the money for tuition and airfare.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$434.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400855	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400855. Member loan 400855 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,167 / month
Current employer:	FELLOWSHIP SQUARE FOUNDATION	Debt-to-income ratio:	7.02%
Length of employment:	3 years 6 months	Location:	MOUNT RAINIER, MD

Home town:	MOUNT RAINIER
Current & past employers:	FELLOWSHIP SQUARE FOUNDATION
Education:

This borrower member posted the following loan description, which has not been verified:

This is the amount stands between me and a brilliant business venture that will yield great profit within a year. I have a stable job, decent income and have never been delinquent on any debt. Besides I am currently debt-free which greatly bolsters my ability to pay.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$875.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400872	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400872. Member loan 400872 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Self Employed Since 1981	Debt-to-income ratio:	16.57%
Length of employment:	28 years	Location:	Biscayne Park, FL

Home town:	Miami
Current & past employers:	Self Employed Since 1981, Self Employed
Education:	Brussels University ULB (Belgium). Master.

This borrower member posted the following loan description, which has not been verified:

Funds are needed to finalize remodeling of 2 bath rooms

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,046.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400886	$13,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400886. Member loan 400886 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Self	Debt-to-income ratio:	21.92%
Length of employment:	3 years 9 months	Location:	Fair Oaks, CA

Home town:	Carmichael
Current & past employers:	Self, Macy's- Lancome, 1st Chiropractic, Dorothea's Christmas, Manhattan Medical
Education:	Twin Lakes Massage School, Sierra College, Sierra Seminars Real Estate School

This borrower member posted the following loan description, which has not been verified:

I have very consistent credit history of always paying everything on time and will be using this loan to consolidate my debt. My plan is to pay off my debt completely in 3 years and by consolidating at a lower interest rate as well as not charging any more I will be able to do so.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,824.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400900	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400900. Member loan 400900 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	MBW Inc	Debt-to-income ratio:	14.05%
Length of employment:	12 years 2 months	Location:	Orange, MA

Home town:	Greenfield
Current & past employers:	MBW Inc
Education:

This borrower member posted the following loan description, which has not been verified:

need help combining all these Credit card bills.One payment a month would help me out.I still haven't missed a payment on anything I am paying. Ive been working at the same place for over 12 years so I have Steady income.Ran up Credit cards doing home improvements I didn't really have a choice.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,122.00	Public Records On File:	1
Revolving Line Utilization:	73.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401026	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401026. Member loan 401026 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	NFI Industries	Debt-to-income ratio:	13.52%
Length of employment:	7 months	Location:	Cherry Hill, NJ

Home town:	Water Mill
Current & past employers:	NFI Industries, YRC Worldwide
Education:	Baker University College of Arts and Sciences

This borrower member posted the following loan description, which has not been verified:

I am one of the lucky ones. I earn a very good living at a job I enjoy (most days). I am healthy and have good family and friends. For about 5 years starting in 1999 I was financing poor spending decisions and some college tuition through credit cards. At it's height in 2006, my credit card debt was at 60000. My education allowed me to significantly increase my income and I have retired my credit card debt to about 27000. I have 11k in a credit card with a 6.99 APR rate. I have approximately 16K on a "Gold Loan" from Bank of America which works like a line of credit that currently charges me 15.99% I have negotiated that BOA loan interest rate down twice from the original amount but it is still higher than I would like. Unlike others, I have the means to get myself out of the mess I created but I would like to quit rewarding the predatory "enablers" with interest payments. I am responsible for getting into this problem. I am now looking forward to getting out and if I can accelerate that process using the lending club with a better rate and not reward credit card companies any more than I already have. So much the better Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,790.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401029	$9,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401029. Member loan 401029 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Alsco	Debt-to-income ratio:	16.46%
Length of employment:	12 years	Location:	BRADENTON, FL

Home town:	harvard
Current & past employers:	Alsco, Flowers Foods
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

are you ready to lend

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,087.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401042	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401042. Member loan 401042 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401044	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401044. Member loan 401044 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	AOL LLC	Debt-to-income ratio:	5.58%
Length of employment:	9 years 10 months	Location:	Manassas, VA

Home town:	Boston
Current & past employers:	AOL LLC
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am a real estate investor and would like to finance the closing costs for an investment property purchase through a short-term loan from your company. I expect that my closing costs will be in the range of $15k-$25k. My credit is good (somewhere between 725-735), and my primary source of income earns me $280k a year (I'm a Vice President of Technologies at a Fortune 500 company). I expect to pay off the loan within 6 months (the period I will hold the investment property while I renovate it and sell it). Our investment group buys and sells multiple properties each quarter.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,291.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401062	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401062. Member loan 401062 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	majestic oaks	Debt-to-income ratio:	20.79%
Length of employment:	3 years	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	majestic oaks
Education:

This borrower member posted the following loan description, which has not been verified:

card

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,411.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401073	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401073. Member loan 401073 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SOUTHERN CALIFORNIA GRAPHICS	Debt-to-income ratio:	23.17%
Length of employment:	7 years 7 months	Location:	LOS ANGELES, CA

Home town:	GUATEMALA CITY
Current & past employers:	SOUTHERN CALIFORNIA GRAPHICS, Domino's Pizza (STORE MANAGER), PIZZA HUT (ASSISTANT MANAGER)
Education:	UNIVERSIDAD DE SAN CARLOS GUATEMALA (USAC)

This borrower member posted the following loan description, which has not been verified:

HI EVERY ONE PLEASE HELP ME AND MY FAMILY TO GET IN TO A HOUSE, I JUST LIKE TO ADVANTAGE OF THE OPPORTUNITY.. NOW THAT THE MARKET IS ON MY SIDE THERE IS INVENTORY BUT NO BUYER'S THE ONLY PROBLEM IS BANKS ARE ASKING FOR A LITTLE MORE THAN 3% PLEASE HELP 75 HUNDRED DOLLARS WILL BE O' RIGTH FOR A HOUSE OF 250K PLUS I HAVE SOME SAVED FOR CLOSING COSTS POINTS AND OTHER FEES.. I JUST DONT WANT TO PASS THIS OPPORTUNITY SINCE OUR PRESIDENT RESCENTLY INCLUDED A GOOD 8,000 REBATE AS A STIMULUS PACKAGE FOR FIRST TIME BUYER LIKE ME ON 2009...

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,723.00	Public Records On File:	1
Revolving Line Utilization:	39.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401097	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401097. Member loan 401097 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	foodservice	Debt-to-income ratio:	17.94%
Length of employment:	3 years 2 months	Location:	andover, MN

Home town:
Current & past employers:	foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit cards into one monthly payment.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$260.00	Public Records On File:	1
Revolving Line Utilization:	7.60%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401137	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401137. Member loan 401137 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Alltec Mfg.	Debt-to-income ratio:	12.64%
Length of employment:	3 years 2 months	Location:	Grover Beach, CA

Home town:	Brooklyn
Current & past employers:	Alltec Mfg., Next Intent
Education:	N.T.M.A.

This borrower member posted the following loan description, which has not been verified:

Hello to all, I am requesting a loan to rid myself of a couple high rated credit cards, and to pay off my income tax bill. I do own a motorcycle worth about $3000. I've been in my industry for 23 years. Thank you for concidering my request.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,745.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401175. Member loan 401175 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	Boeing Company	Debt-to-income ratio:	22.95%
Length of employment:	1 year 1 month	Location:	Dickinson, TX

Home town:	Yardley
Current & past employers:	Boeing Company, United Space Alliance, United States Patent and Trademark Office
Education:	Purdue University-Main Campus, Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

A credit card company I will not name (its own name has recently changed), has left me with a 28% interest rate and a continuous credit limit chase as I continue to pay down the card. I'd like to lower this rate and consolidate another card in the process. I have no problems paying my current bills, however it would be nice to pay them down under more agreeable terms. I am employed, a homeowner, pay my auto loan monthly, and have no delinquencies on my accounts.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,047.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401199	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401199. Member loan 401199 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,848 / month
Current employer:	Quality Distribution	Debt-to-income ratio:	9.83%
Length of employment:	8 years 5 months	Location:	Tampa, FL

Home town:	Tampa
Current & past employers:	Quality Distribution, Verizon Communications
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I am in need of a small capital loan to start a real estate investment business. I am hoping to rehab a home and provide quality affordable housing to people who may be without due to the current economic plight. I have about 5,000 dollar of my own capital to put up. Thank You in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,475.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401264	$3,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401264. Member loan 401264 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Car Sense	Debt-to-income ratio:	9.79%
Length of employment:	2 months	Location:	Warminster, PA

Home town:
Current & past employers:	Car Sense, Daily Local News
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am an up-and-coming photographer who is in need of a loan for a new camera, lenses and lighting equipment. I currently work full time as a photographer for a Car Sense dealership. I have been given the opportunity to work for a wedding photographer on weekends. He wants me to have my own equipment so that I am able to cover weddings when he cannot. I will be able to pay off this loan within the next 2-3 years. I ALWAYS payoff payment on time and I have a good credit score.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,898.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401281	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401281. Member loan 401281 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Del Monte Fresh	Debt-to-income ratio:	9.43%
Length of employment:	3 years 9 months	Location:	Miami, FL

Home town:	New Orleans
Current & past employers:	Del Monte Fresh
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Everyone: I am currently looking for a loan to consolidate my debt and be able to have one single monthly payment in order to be able to better plan my finances. As you review my credit report you will be able to see that I am a very responsible with my debts and I don???t have one single late payment or delinquency. I graduated college 5 years ago where I got a Bachelors degree and a M.B.A and I have been working for Del Monte Fresh Produce for the last 4 years as a Product Manager (Bananas). My company is doing great, job is stable and with a lot opportunity for growth. I am in a good place financially just want to be able to have a plan with structure to be able to pay off debt faster with a fix rate loan. If anyone has any more questions please don???t doubt to contact me.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,174.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401317	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401317. Member loan 401317 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Metropolitan Atlanta Rapid Transit Authority	Debt-to-income ratio:	9.26%
Length of employment:	3 years 2 months	Location:	DOUGLASVILLE, GA

Home town:	St. Louis
Current & past employers:	Metropolitan Atlanta Rapid Transit Authority, Strategic Management Services
Education:	West Central Technical College

This borrower member posted the following loan description, which has not been verified:

During a routine checkup, Dr's discovered a small mass that needed to be removed immediately. What insurance didn't cover went on high interest medical credit cards. (Conveniently offered at the pre-op visit when emotions are high) What a difference a day makes, 24 little hours turned my whole world upside down. Dont get me wrong, I am very appreciative for a clean bill of health. However, I feel like I'm being held hostage. No matter how much I double up on the payments the interest just eats the payments up. This loan would pay off everything and would offer a repayment interest rate that's more than half of what I currently pay now. This is such a great opportunity for me. Since the medical ordeal I returned to school and am now finishing up my Business Degree. Having paid cash for tuition and books, along with my HOPE Scholarship things would look pretty good. I was delighted to read earlier in the disclosure that there is no pre-payment penalty. I plan to double my payments which would mean financial freedom for me in less than two years. Additional education makes me eligible for a promotion. A Senior Analyst position would increase my current salary to almost 1/3 more. This loan would make the difference for me. All the differnce in the world. Humble beginnings.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,087.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401368	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401368. Member loan 401368 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Sunpluswireless INC	Debt-to-income ratio:	22.17%
Length of employment:	3 years	Location:	BRONX, NY

Home town:	Port of Spain
Current & past employers:	Sunpluswireless INC, Interactive Data
Education:	CUNY La Guardia Community College

This borrower member posted the following loan description, which has not been verified:

I plan to use the money to pay down some high interest rate credit card debt that i presestly have. I would also use part of the money to buy some close out inventor form a couple of store that is going out of business for my business I have establish credit since 1990 and i have never paid any of my creditor late ( past 30) as of yet.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,027.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401371	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401371. Member loan 401371 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	The Pennsylvania State University	Debt-to-income ratio:	2.40%
Length of employment:	2 years	Location:	State College, PA

Home town:
Current & past employers:	The Pennsylvania State University, New England Baptist Hospital
Education:	Pennsylvania State University-Main Campus, Ithaca College

This borrower member posted the following loan description, which has not been verified:

I will graduate from Penn State's Master of Health Administration program and will start working at Canton-Potsdam Hospital in July. My request for a loan is based on monetary needs in the transition period between graduation and my first paycheck. Primarily, my largest expense is renting a place. I've been calling up apt/rentals and all of them require first months, last months and a security deposit. My apartment budget is between $400/mo to $600/mo. Given the 3 payments and plus any application fee, I expect a maximum of $2000 in this department. Second, I will need some funds that will facilitate my move. I would like to be able to do this in 1 trip but may require more. Therefore, I anticipating around $1000 in moving and travel expenses. Third, I will need to keep current with payments, groceries and regular living costs between May and my first paycheck in mid-July. I anticipate a maximum of $2000. In sum, I am requesting $5000 and expect to pay back the loan within a year of the start date. I would appreciate any help. Thanks in advance. Best, Adhish

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,956.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401374	$18,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401374. Member loan 401374 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,183 / month
Current employer:	tw telecom	Debt-to-income ratio:	8.73%
Length of employment:	2 years 7 months	Location:	DENVER, CO

Home town:	Royal Oak
Current & past employers:	tw telecom
Education:	Oakland University, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one easy to manage payment that I would like to pay off in three years or less. I've made a financial goal to eliminate my debt so that I may then save money for a house in five years with at least a 20% down payment. I also want my money to work for me through smart investments, but I know I need to eliminate my outstanding debts in order to do this.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401427	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401427. Member loan 401427 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 major (slightly) purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. $3000 will take care of this debt. The other portion of this money will be going towards moving forward in a relationship... I'd like to leave it at that. I am a good candidate simply because of the nature of this request. I want to pay things off with minimal debt, so there is a good chance I not only pay on time but also aggressively ahead of schedule. I also hold a good paying job as an engineer in a very stable industry.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401530	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401530. Member loan 401530 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,741 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	24.88%
Length of employment:	5 years 2 months	Location:	Strongsville, OH

Home town:	Jaslo
Current & past employers:	Cleveland Clinic
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I have approximately $10,000 in credit card debt spread out over four different credit cards. My credit score as of November 2008 is 720. I pay all of my bills on time. I have never been late on anything. I also pay more than the minimum (a total of about $700-$800 every month). The primary reason why my credit card debt isn't going down is because of the high interest rates. I would like to consolidate all of that into one monthly payment. I'm looking for a 3-5 year loan with no pre-payment penalty. Most of my credit card debt came from my dentist. I had about $8000 dollars worth of dental work done over the course of three years (fillings and crowns, nothing cosmetic). The rest of my debt comes from interest that has accumulated over time. I did transfer some of it to 0% APR credit cards, but those offers have expired. My fiance and I are getting married on August 29th of this year. We have wedding expenses that I have been paying for without using any of my credit cards. We are also looking into buying a house sometime in the near future. I would like to save money for a down payment but I can't do that if all of my money is going towards paying off my credit cards. I'm a researcher at the Cleveland Clinic and I make $32,890 gross a year. Any help would be greatly appreciated.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,462.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401560	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401560. Member loan 401560 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	martech industries	Debt-to-income ratio:	8.64%
Length of employment:	3 years 6 months	Location:	pembroke pines, FL

Home town:	queens
Current & past employers:	martech industries, US Air Force
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

i will like a jump start on purchasing a property. That i can use as an investment. I will like to buy it cash

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401608	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401608. Member loan 401608 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC.	Debt-to-income ratio:	10.25%
Length of employment:	3 years 4 months	Location:	Miami Beach, FL

Home town:	Havana
Current & past employers:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC., JROJAS BUSINESS SERVICES (LIMO'S)
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I have my own business in the fashion industry providing courier and transportation services for the modeling and production companies here in South Beach I have found the perfect home at a very affordable price however the bank that owns the property will not take an fha loan wich I easily qualify for and the dowm payment is realy affordable at only 3.5% leaving me with the only option of going conventional, I make all my payments on time and at the present time there is a tax credit of 8k to anyone who buys a homested before nov./2009.The $5,000. that I'm asking for will convined with my funds enable closing and minor repairs for my home purchase, and the tax credit should allow repayment within a years time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$723.00	Public Records On File:	1
Revolving Line Utilization:	30.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401614	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401614. Member loan 401614 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	17.00%
Length of employment:	9 years 5 months	Location:	LEWISVILLE, TX

Home town:	Charlotte
Current & past employers:	JP Morgan Chase, Wells Fargo
Education:	Appalachian State University, University of North Carolina at Charlotte (UNC), Dallas County Community College District

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request for a debt consolidation loan. As the cost of credit card debt continues to rise, I am looking to you to request a lower interest, fixed rate loan that will allow me to pay off my debt faster and avoid the risk of increasing interest rates. I would most sincerely appreciate your assistance. Thank you, Sherry Lewallen

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$14,750.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401657	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401657. Member loan 401657 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Dell Fastener Corp	Debt-to-income ratio:	8.52%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Dell Fastener Corp, Kennywood Park
Education:	St. Vincents College

This borrower member posted the following loan description, which has not been verified:

Purchasing a loan on a Gypsy Stallion

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401670	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401670. Member loan 401670 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Alts Acres	Debt-to-income ratio:	14.40%
Length of employment:	3 years 8 months	Location:	Appleton, NY

Home town:	Appleton
Current & past employers:	Alts Acres, Barker Central School District, Niagara County Sheriffs Department
Education:	Niagara County Community College

This borrower member posted the following loan description, which has not been verified:

The loan is to buy equipment for my farm.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401678	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401678. Member loan 401678 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Memorial Hermann Healthcare System	Debt-to-income ratio:	0.25%
Length of employment:	16 years 4 months	Location:	Houston, TX

Home town:	Da Nang
Current & past employers:	Memorial Hermann Healthcare System
Education:	The University of Texas Health Science Center at Houston, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

Hello Sir/Madam, My lack of previous loan history made me unappealling to the banks. Hopefully, you will understand.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401719	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401719. Member loan 401719 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Ashley Furniture HomeStore	Debt-to-income ratio:	8.95%
Length of employment:	1 year 6 months	Location:	WOLFFORTH, TX

Home town:	Ruidoso
Current & past employers:	Ashley Furniture HomeStore, Lubbock Avalanche Journal
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I need the money to fund my wedding.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,730.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401775	$8,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401775. Member loan 401775 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,375 / month
Current employer:	Chemlink Laboratories	Debt-to-income ratio:	2.23%
Length of employment:	1 year 6 months	Location:	MARIETTA, GA

Home town:	Marietta
Current & past employers:	Chemlink Laboratories
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

I am currently trying to buy a car from a private party and i need 10,000 dollars in order to get this car. i have a secure and stable job with perfect credit and no debt.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,204.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401788	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401788. Member loan 401788 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	cascade valley hosptial	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	EVERETT, WA

Home town:	San Diego
Current & past employers:	cascade valley hosptial
Education:	evcc

This borrower member posted the following loan description, which has not been verified:

I really hope that you give me this chance. i had to get my son out of very very bad place now court rent and tring to keep up with work and school.. I just need some good news!!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401829	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401829. Member loan 401829 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	10.13%
Length of employment:	5 months	Location:	Fredericksburg, VA

Home town:	Buffalo
Current & past employers:	Allstate Insurance, HSBC, Appraisal.com, Lending Tree
Education:	Williams College, Hamilton College-Clinton, Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

I recently purchased an insurance company and need some cash to help me through the start-up mode. I have already invested $30,000 of my own money. Whe have been in business for 5 months. Currently our monthly cash flow is approximately negative 3,500. With current our existing sales we should close the gap in 3-4 months. This is a re-listing which is why this listing might look familiar.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,991.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401856	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401856. Member loan 401856 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self/Harborview Wines & Spirits	Debt-to-income ratio:	11.07%
Length of employment:	1 year 6 months	Location:	Norwalk, CT

Home town:	St. Albans
Current & past employers:	Self/Harborview Wines & Spirits, Stew Leonard's, The Great Atlantic & Pacific Tea Co.
Education:	Georgia Institute of Technology, Wine & Spirits Education Trust (WSET)

This borrower member posted the following loan description, which has not been verified:

I am a partner in a small wine and spirits store. We are relocating to a better area which has nearly three times the daily vehicular traffic and should double our sales volume to $400,000 annually (with a gross profit of 25%), for only an increase of $200/month in rent and taxes. This will require a small capital investment to cover the expense of moving and some construction and marketing costs. One of my other partners and I also have the opportunity to buy out the third partner which will give me 50% ownership in the business.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,495.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401867	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401867. Member loan 401867 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,880 / month
Current employer:	Gearench	Debt-to-income ratio:	4.94%
Length of employment:	22 years 2 months	Location:	Clifton, TX

Home town:	Waco
Current & past employers:	Gearench
Education:	McClennan

This borrower member posted the following loan description, which has not been verified:

Ok so this is my understanding...if you have debt that's ok but if your debt is close to the limits of credit you've been given that's bad. I own my own truck, boat, car, jeep and another truck...they are mine and my husbands no financing on them we have the pink slips. We have some credit debt about $8,000 that I want to put in one monthly payment with an end date and get rid of as quickly as possible. My credit rating is showing that because i'm close on all my credit limits that lowers my credit rating. if i have one loan and all my other credit cards are paid off or down then my credit rating goes up??? i'm confused. anyway i still would like to put these on one payment because i will have both my girls in college as of august and i can use all the cash i can get to help them out. thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,232.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401905	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401905. Member loan 401905 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,642 / month
Current employer:	Retired	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	Youngstown, OH

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I'm a Retired Senior Citizen living in an area of Ohio that has made Chase credit card company think they can just raise my interest rate for no reason. I hope President Obama will eventually make them stop doing this, but in the meantime, I'd like to pay them off, along with some other debt. I'd also like to help my two Grandchildren with some of their College money needs. I live with one of my Son's (rent free)! So my generous retirement income from Government Pensions and Social Security enable me to attempt this. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,018.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401931	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401931. Member loan 401931 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	AAAS	Debt-to-income ratio:	3.40%
Length of employment:	2 years 4 months	Location:	Washington, DC

Home town:	Rochester
Current & past employers:	AAAS
Education:

This borrower member posted the following loan description, which has not been verified:

We want to buy our first house, but we need a little extra help coming up with the down payment. My husband and I have good paying jobs in Washington, DC with job security. We'll be able to pay the loan amount back with monthly payments, we just need the cash to assist with the down payment.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,266.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401938	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401938. Member loan 401938 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	ACCOUNTING INTERNATIONAL CORP.	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	ACCOUNTING INTERNATIONAL CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

the downpayment for my new office. Buying an office to base my new accounting office. $50,000 is the initial investment to complete the downpayment I need $20,000.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401984	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401984. Member loan 401984 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Flushing Hospital Medical Center	Debt-to-income ratio:	5.27%
Length of employment:	1 year 9 months	Location:	Jamaica, NY

Home town:	Briarwood
Current & past employers:	Flushing Hospital Medical Center
Education:	Saint Johns University

This borrower member posted the following loan description, which has not been verified:

I am currently employed in a union position and am going to school full time. The fall semester of 09 will be my last undergraduate semester. I have not made a late payment in almost 2 years, and have no other negative marks on my credit reports. I owe about $400 dollars in credit cards, with available credit of about $25,000. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	22
Revolving Credit Balance:	$926.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402012	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402012. Member loan 402012 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,366 / month
Current employer:	USAF	Debt-to-income ratio:	18.16%
Length of employment:	9 years	Location:	Suisun City, CA

Home town:	Christiansburg
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), University of Maryland-University College, Central Carolina Technical College, Solano Community College

This borrower member posted the following loan description, which has not been verified:

I'm a SSgt in the USAF. I've been in for 9 years now. I get a paycheck every 2 weeks and no chance of being laid off. I've never missed or have been late on a payment in my life. I've worked very hard on keeping a flawless credit and I will take on whatever it takes to keep it that way. Thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,558.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402013	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402013. Member loan 402013 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.17%
Length of employment:	n/a	Location:	Monroe, LA

Home town:
Current & past employers:
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I have no other debt except my auto loan, 1 credit card and 2 low-limit store cards. I can also have my wife as a co-borrower who has only 1 credit card and 1 store card.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,207.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402034	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402034. Member loan 402034 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	General Motors	Debt-to-income ratio:	5.41%
Length of employment:	12 years 8 months	Location:	Harrison Twp., MI

Home town:	Harrison Township
Current & past employers:	General Motors, Johnson Controls
Education:	Wayne State University, New York Institute of Technology-Ellis College

This borrower member posted the following loan description, which has not been verified:

I am having surgery in 2 weeks. I need to pay it off by then in order to receive it.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$21,244.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402045	$3,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402045. Member loan 402045 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	GAP	Debt-to-income ratio:	13.80%
Length of employment:	7 months	Location:	Bronx, NY

Home town:
Current & past employers:	GAP
Education:	CUNY Bronx Community College

This borrower member posted the following loan description, which has not been verified:

To Whom This May Concern: I am a college student who is planning to major in Nursing. I would like to pay off my credit cards and just pay 1 monthly payment. This will ease my debt anxiety and allow me to concentrate on my school work.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,136.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402067	$12,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402067. Member loan 402067 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Mission Restaurant Supply	Debt-to-income ratio:	12.21%
Length of employment:	8 years 10 months	Location:	san antonio, TX

Home town:	Corpus Christi
Current & past employers:	Mission Restaurant Supply
Education:	The University of Texas at Austin, Del Mar College

This borrower member posted the following loan description, which has not been verified:

I have run up credit card debt over the years that doesn't seem to go away!! I have worked for the same company for almost 9 years straight out of high school. I started at the bottom cleaning a warehouse while attending college. I went back and forth from working full time to part time trying to balance livening expenses, collage, and having a life all while running up credit card debt and moving up in our company. Nine years later I have moved up to the lead tech job that pays a good amount of money and will hopefully become the service manager in the upcoming year. I also got my state license this year in commercial air-conditioning and refrigeration. The company I work for continues to grow and hire people on even in this shaky economic environment. Running up credit card debt didn't seem like a big deal at first but 9 years later I have over 12.000 in debt. I have a credit score in the mid 700's and have never made a late payment in my life. I have tried rolling all my debt into zero percent cards but never can get them paid off in a year and end up with a worst interest rate. I would like to get a personal loan to pay off both my cards at a good rate given my stable job, credit score, and personal belief that a mans word is what he should stand behind.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,568.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402079	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402079. Member loan 402079 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Integrated Access Solutions Inc.	Debt-to-income ratio:	17.95%
Length of employment:	3 years 3 months	Location:	LAGUNA HILLS, CA

Home town:	Reseda
Current & past employers:	Integrated Access Solutions Inc.
Education:	Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Thank you. I want to purchase my first home and pay off my debts, but the interest rates are exorbitant and only getting worse.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$12,964.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402131	$8,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402131. Member loan 402131 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,460 / month
Current employer:	CRESTMONT CADILL AC	Debt-to-income ratio:	20.65%
Length of employment:	9 years 4 months	Location:	parma, OH

Home town:	Shaker Heights
Current & past employers:	CRESTMONT CADILL AC, ganley honda, PARADISE PONTIAC, ARTHUR PONTIAC
Education:	NORMANDY AUTO MECHANICS

This borrower member posted the following loan description, which has not been verified:

i would just like to get all my bills together and make one payment at a lower rate,i plan on getting married in the next 3 to 5 years and would like to have a clean slate so i am able to purchase a house after we are married,and from seeing this on my local news station i have seen how well it has worked,so id like to try this and get away from the high credit card intrest rates,i have always been on time with all my bill paying ,but i cant seem to get out from under the credit cards

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,987.00	Public Records On File:	1
Revolving Line Utilization:	98.30%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402133	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402133. Member loan 402133 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	WWL-TV	Debt-to-income ratio:	0.00%
Length of employment:	1 year 2 months	Location:	New Orleans, LA

Home town:	New Orleans
Current & past employers:	WWL-TV, Simolina Bistro Italia
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

This is to cover my final semester's tuition. P.S. Soon I will be consolidating my loans from college.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402203	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402203. Member loan 402203 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,992 / month
Current employer:	Creative Financial Staffing	Debt-to-income ratio:	13.76%
Length of employment:	3 months	Location:	ELLICOTT CITY, MD

Home town:	Ellicott City
Current & past employers:	Creative Financial Staffing, Vogel Engineering, Inc., Howard Property Management, Inc., Indusco
Education:	Howard Community College

This borrower member posted the following loan description, which has not been verified:

No longer can I throw my money away to Bank of America's insane "suddenly 'fixed'" interest rates - I work hard for that money! I intend on paying all my debt (totaling $7000) incrued through B of A, as well as $1270 loaned to me for security and first month rent at an apartment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402219	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402219. Member loan 402219 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,929 / month
Current employer:	Convergys	Debt-to-income ratio:	14.46%
Length of employment:	10 months	Location:	BARTLESVILLE, OK

Home town:	Arkansas City
Current & past employers:	Convergys, JCPenney, Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

Pay for attorney fees.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,251.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402222	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402222. Member loan 402222 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,821 / month
Current employer:	Simon & Schuster Inc./Total Warehouse	Debt-to-income ratio:	6.03%
Length of employment:	24 years 8 months	Location:	Maple Shade, NJ

Home town:	Camden
Current & past employers:	Simon & Schuster Inc./Total Warehouse, Sports Authority, Home Depot
Education:	Philadelphia University

This borrower member posted the following loan description, which has not been verified:

My wife and I both have full-time jobs and have been unable to get any direct finacial aid for my daughters educations, We are paying for their first two years at Burlington County Community College, As they transfer, they will need to get educational loans of their own. One daughter is graduating from highschool and the other has two semesters to go at BCC. Our credit is good and we have just finished refinancing our mortgage under one of the Stimulus Plan programs. We would also like to pay off some higher interest credit cards. We are looking at a lower interest personal loan to accomplish this. Thank you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,754.00	Public Records On File:	1
Revolving Line Utilization:	41.00%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402226	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402226. Member loan 402226 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Garner Manufacturing	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	Chickamauga, GA

Home town:	Chattanooga
Current & past employers:	Garner Manufacturing, REIC
Education:

This borrower member posted the following loan description, which has not been verified:

This is to help me with the purchase of my first home.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402240	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402240. Member loan 402240 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Trinity Industries	Debt-to-income ratio:	5.31%
Length of employment:	6 years 5 months	Location:	new orleans, LA

Home town:	new orleans
Current & past employers:	Trinity Industries
Education:	Dillard University

This borrower member posted the following loan description, which has not been verified:

Hi lenders, responsible,honest, student here in need of a loan to help with my educational needs. all my bills are current,payments on time with no neg on my report.never filed br.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$754.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402286	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402286. Member loan 402286 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Professional Photographer and Computer Consultant	Debt-to-income ratio:	0.26%
Length of employment:	5 years	Location:	FORT LAUDERDALE, FL

Home town:	Greenville
Current & past employers:	Professional Photographer and Computer Consultant, Verio.com, highwaytechnologies.com, ecometry.com
Education:

This borrower member posted the following loan description, which has not been verified:

I came across this using Lending Tree and thought, why not? I am accustom to numerous banks of which I am good standing with but I recently sold my vehicle, in order to go more "green" and the person who bought it went through heck to get her loan. I am hoping to avoid customer service nightmares on my next purchase and really love the forward thinking this site/service offers. I have A+ credit (scores are 700+ and accounts in good standing, no bankruptcy, low debt-to-income, etc). I am responsible, professional, and know my limits. If this system works well for me, I intend to become an investor myself at some point.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	7
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402318	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402318. Member loan 402318 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	River Trails Park District	Debt-to-income ratio:	16.88%
Length of employment:	8 years	Location:	Mount Prospect, IL

Home town:	Mount Prospect
Current & past employers:	River Trails Park District
Education:	University of Wisconsin Whitewater

This borrower member posted the following loan description, which has not been verified:

I am a College Student who also works, I am considered part time although I have full time hours (40).

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,115.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 402464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402464	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402464. Member loan 402464 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Frito-Lay	Debt-to-income ratio:	13.54%
Length of employment:	2 years 7 months	Location:	Green Bay, WI

Home town:	Green Bay
Current & past employers:	Frito-Lay
Education:

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$919.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402478	$6,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402478. Member loan 402478 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,958 / month
Current employer:	HBUHSD	Debt-to-income ratio:	3.07%
Length of employment:	6 years 11 months	Location:	Tustin, CA

Home town:	Philadelphia
Current & past employers:	HBUHSD
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club Lenders: I am a current Prosper borrower with an excellent credit profile and with an excellent re-payment history. I have 3 payments left on my current 3 year Prosper loan which I have never been late in making payments on. Also, this is evidenced by my credit history, of which I only have 4 tradelines including the Prosper loan. I am a first time homeowner having just purchased my home at the end of last year. I purchased my house as-is knowing I would need to replace all the flooring which is worn-out and damaged. I have received several estimates and they are all in the $6800-8000 range. This investment would improve my home greatly, in both liveability and value. I am well within the DTI guidelines including my mortgage and will have no problems repaying the loan off on time, as evidenced by my last/current loan. I have been empployed in the same profession for over 25 years, have minimal debt, and the same car for the last 7 years which is paid off. I enjoy spending my free time at home and being able to replace the flooring would make my home more livable and enjoyable.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402483	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402483. Member loan 402483 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Packaging Consultants Inc.	Debt-to-income ratio:	12.06%
Length of employment:	2 years 2 months	Location:	BARRINGTON, RI

Home town:	Hanover
Current & past employers:	Packaging Consultants Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to cover living expenses for the last few months of school.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,482.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402547	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402547. Member loan 402547 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kidz First Therapy	Debt-to-income ratio:	18.46%
Length of employment:	5 years 7 months	Location:	Longview, TX

Home town:	Longview
Current & past employers:	Kidz First Therapy, Sabine Valley Early Childhood Intervention
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Have small business, cash flow is problem with Insurance companies delaying reimbursement. Not in my control to bring in money at a faster rate, have hired 4 new part time therapist and work load has increased, cash flow down 35%. We do the work, and eventually will be paid and have been successful over the past five years. Just no cash flow with any consistentcy. I am only full time employee and other eight are all independent contractors that are paid only when they do the work. Business is run out of the home and overhead is minimal. Clients are seen in home and we provide high quality services of Physical and Occupational Therapy to a rural area in NE Texas. Most of our families can barely make it to the doctor for visits and we sometimes provide transportation to them so it will happen. Have been therapist thirty one years and our clients come first, the training of our therapist comes second and we are devoted to our families.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,801.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402555	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402555. Member loan 402555 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Saul Ewing LLP	Debt-to-income ratio:	19.49%
Length of employment:	1 year 3 months	Location:	ORELAND, PA

Home town:	Philadelphia
Current & past employers:	Saul Ewing LLP, Dechert LLP, Duane Morris LLP
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I have a number of credit cards that have high APRs that I am struggling to pay down. With two jobs, two children and a wife in school who only works two nights a week, we have gotten behind on paying the cards. Currently we pay almost 600 a month to three cards but we are not making a dent in the total.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,890.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402561	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402561. Member loan 402561 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	eastern sun auto	Debt-to-income ratio:	5.99%
Length of employment:	30 years	Location:	succasunna, NJ

Home town:	West Caldwell
Current & past employers:	eastern sun auto
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to transfer a balance from an existing credit card and need at least a year to pay off the balance. Most offers are at 6 months. We both work and own a home and are in good standing with creditors our average fico score is approx 720.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,371.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402568	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402568. Member loan 402568 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	GE W & PT	Debt-to-income ratio:	17.75%
Length of employment:	9 years	Location:	Lakeland, FL

Home town:	Madras
Current & past employers:	GE W & PT, Navesys Inc.
Education:	Rollins College

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary relief for working capital as I will be receiving $300,000 from an SBA loan and $550,000 from a shelf corporation by end of this month. The loan term can be 2 months just to be on the safe side. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,237.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402578	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402578. Member loan 402578 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	20.00%
Length of employment:	4 years	Location:	Hialeah, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a personal loan for my school expenses and to consolidate my debt. Please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402620	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402620. Member loan 402620 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,873 / month
Current employer:	Self	Debt-to-income ratio:	4.14%
Length of employment:	8 months	Location:	Austin, TX

Home town:	El Paso
Current & past employers:	Self, Prudential Financial
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I owned a very successful insurance office for 17 years before selling out to my partner a few years ago. I've been working on an insurance start-up for about 8 months. We launched in March and began selling in earnest mid April. We wrote policies in April worth about $65,000 in commissions to us. My experience tells me that at least half of this business will actually make it thru underwriting so eventually we'll see about $33k in commissions from April sales activity. Our problem is cash flow. We're spending around $10k per month on payroll and marketing and it takes about 90 days to get a policy thru underwriting. I'd like to recruit several more sales agents but I can't support that kind of negative cash flow for several months before we get paid without some additional working capital. The money will be used to hire and pay additional sales agents, plus the the marketing budget required to keep the agents busy with new leads. We're based in Austin, TX. My partner has an MBA from UT Austin. Our first sales agent has 8 years of experience and is very good at her job, as you can tell from her April sales performance. If this works out for us I'd like to become a lender to give other Lending Club entrepreneurs/borrowers a shot at success. We expect to pay off the loan by the end of 2010, possibly sooner. Thanks for your help.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402671	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402671. Member loan 402671 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Highlands Grill	Debt-to-income ratio:	24.25%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	Highlands Grill
Education:	Kennesaw State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am 23 years old, have over 4 years of good credit history, and still trying to complete my college education. My parents do not contribute to my education, however, because I am not 24 years old yet, my federal assistance is based on their income and expected contributions. I do not receive much in stafford loans, and receive no financial aid otherwise because of my parents income. I have only a year left of school, and am trying to balance classes, a job, paying for: tuition, books, supplies, utilities, rent and bills, and unfortunately the small amount of money that I get from stafford loans is not enough to cover everything. I'd like to finish school within a year, but without a loan it has become increasingly hard. I am a responsible person, and will be able to pay off my loan without defaulting or missing payments.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,360.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402690	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402690. Member loan 402690 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	American Health Imformation Management Association	Debt-to-income ratio:	15.76%
Length of employment:	3 years 3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Health Imformation Management Association, Premier Inc., Humphreys Inc.
Education:	Morton College, Moraine Valley Community College

This borrower member posted the following loan description, which has not been verified:

I would like to re-finance a credit card balance.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,960.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 402705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402705. Member loan 402705 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

The offer I was quoted on lending tree indicated a three year loan....I was wondering if there were penalties for paying the loan off sooner. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402728	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402728. Member loan 402728 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Linkus (Contracted)	Debt-to-income ratio:	14.70%
Length of employment:	1 month	Location:	MCKINLEYVILLE, CA

Home town:	Willow creek
Current & past employers:	Linkus (Contracted), West Coast Auto, Times Standard, Mid City Motor World
Education:	Trinity

This borrower member posted the following loan description, which has not been verified:

Hi my name is Justin. I recently started a new job as a contracted satellite technician and need a new work vehicle. I currently have a financed 2000 dodge dakota single cab truck that i bought originally for 15,000. I now owe 4500 on the loan, but have found the truck to be rather small for the job. I live in a very rural area with many dirt roads and need a 4 wheel drive truck large enough to carry all necessary equipment. If funded, I plan on paying off the dodge and selling it. I recently found a dependable truck for a very reasonable price. My credit is good and i have always paid off all credit cards and loans on time, paying at least double the minimum payments on credit cards when possible. I want to buy a house someday and have no intentions on ruining my credit. Last employed as manager of a local auto repair shop for 1.5 years. Thank you for the opportunity to better myself and my new career.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,120.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402750	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402750. Member loan 402750 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.25%
Length of employment:	3 months	Location:	Riverside, CA

Home town:	San Bernardino
Current & past employers:	Self Employed, Richmond American Homes
Education:

This borrower member posted the following loan description, which has not been verified:

My mom passed away suddenly and unexpectedly. As many of you know funerals can be expensive. Even with keeping it to graveside services only, doing our own memorial handouts and bringing flowers from home, it still came to $6000.00. All my money is in a business startup and because it's new and I'm now self employed banks are just not loaning. My vehicle is almost paid off but I still won't get enough to cover the funeral costs. We buried her yesterday and the funeral home will only hold check till today. Please help...

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,316.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402765	$14,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402765. Member loan 402765 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,725 / month
Current employer:	FATIGATI NALIN AND ASSOC	Debt-to-income ratio:	12.59%
Length of employment:	8 years 2 months	Location:	CARNEGIE, PA

Home town:	Glassport
Current & past employers:	FATIGATI NALIN AND ASSOC, FISERV, MELLON NETWORK SERVICES, M&I DATA SERVICES (METAVANTE DATA SERVICES), EQUIBANK
Education:

This borrower member posted the following loan description, which has not been verified:

It was 18 months ago that I moved from my previous home and put it on the market for sale. I have FINALLY received an offer from a qualified buyer. However, the proceeds from the sale will not be enough to satisfy my mortgage at closing. I see this loan as a way to close the gap and be able to move forward with the sale of my old house. Selling this house will free-up approximately $1,000 currently paying the monthly mortgage and insurance premium in addition to minimal utility costs. As such, I feel it should be easy to quickly pay this loan by making substantial monthly payments to the principle. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,887.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402800	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402800. Member loan 402800 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	WellCare Health Plans	Debt-to-income ratio:	14.86%
Length of employment:	2 years	Location:	Valrico, FL

Home town:	Detroit
Current & past employers:	WellCare Health Plans
Education:	Tampa College

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a major credit card and reduce it with a better rate.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,648.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402807	$11,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402807. Member loan 402807 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Douglass Nissan	Debt-to-income ratio:	5.55%
Length of employment:	2 months	Location:	Bryan, TX

Home town:	Kearns
Current & past employers:	Douglass Nissan, Lithia Motors
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to consolidate the non-student loan debt I accumulated while in college. I was an out-of-state athlete, and used credit to cover expenses not covered by scholarships or grants during my years in school. Now that I am able to work (my sport took excessive amounts of time and I could only work part-time in the summer, and only in summers I wasn't competing) I have no problem with my debt load, but would like to simplify my budget and make one payment rather than three or four. Another reason is that two of my cards have decided to spike interest rates due to "economic conditions," and I would rather pay a fixed rate than an outrageous, variable one. Since graduation, I have been able to obtain and hold a steady, well paying job, especially given my cost of living. I just signed another lease that secures my rent at just $200 a month until August 2010, so most of my income can be donated to debt reduction. In terms of credit history, I learned from an early age how important credit history is, and have never been late on any payment. I don't plan on starting that trend any time soon (a house being a purchase I plan on making 3 or 4 years from now). Thank you for your support and I'll be happy to answer any of your questions.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,499.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402826	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402826. Member loan 402826 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	St. Edward Mercy Medical Center	Debt-to-income ratio:	5.70%
Length of employment:	2 years	Location:	Barling, AR

Home town:	Batesville
Current & past employers:	St. Edward Mercy Medical Center, AMR
Education:	University of Arkansas at Fort Smith

This borrower member posted the following loan description, which has not been verified:

I am looking to finance updating my kitchen with new cabinets, countertops, fixtures, and appliances and also landscaping the yard and building a new privacy fence. I am in the medical field and have excellent job stability. I have good credit, I have never been late on a payment due.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,471.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402839	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402839. Member loan 402839 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Katz Media Group	Debt-to-income ratio:	0.34%
Length of employment:	1 year	Location:	Van Nuys, CA

Home town:	Van Nuys
Current & past employers:	Katz Media Group, Dot Graphics, Tower Records
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

On the day of my high school graduation, I had a consultation with a plastic surgeon about getting the hump on my nose removed. I got a part time job when I was in college, and saved up until I saw an ad in the LA Weekly that said I could get my nose done for $3,500. I was so happy because I had the money, but I was also really naive to think that a legitimate procedure could cost such a small amount. Long story short, he ruined my nose, and I've always always regretted getting it done in the first place. Now I'm 26 and I've never lost sight of trying to fix what the first doctor did. I've found a really good doctor (who of course is substantially higher-priced), but I've paid off $12,000 in credit card debt over the last year in order to raise my credit score. I make $25,000 a year, and would have no problem making these payments. PLEEASSSEEE help me to finance this purchase. It would really really mean so much to me. Thanks for reading!! :)

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$350.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402873	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402873. Member loan 402873 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Outback Steakhouse	Debt-to-income ratio:	9.27%
Length of employment:	7 months	Location:	Tampa, FL

Home town:	Methuen
Current & past employers:	Outback Steakhouse, Jackson's Bistro, Tampa, Jason Ciofalo Law, Dr. John D. Doykos, AutoZone Inc.
Education:	The University of Tampa

This borrower member posted the following loan description, which has not been verified:

Very responsible indidvidual. I have 2 jobs currently, as well as working as a barber on the side, and working as a lawyer's assistant as well. Ultimately I have 4 sources of income, and support from my parents also. I have already completely paid off my $15,000 car loan I received from capital one auto loans. I plan on making more than minimum payments monthly, and will hopefully have the whole loan paid off months before the deadline.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,143.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402942

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402942	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402942. Member loan 402942 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,280 / month
Current employer:	STATE ATTORNEY'S OFFICE	Debt-to-income ratio:	14.43%
Length of employment:	16 years 2 months	Location:	GAINESVILLE, FL

Home town:	Gainesville
Current & past employers:	STATE ATTORNEY'S OFFICE, STATE OF FLORIDA
Education:

This borrower member posted the following loan description, which has not been verified:

just want to pay off credit cards and close the accounts.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$13,290.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402962	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402962. Member loan 402962 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Tyco International	Debt-to-income ratio:	1.48%
Length of employment:	1 year	Location:	Riverdale, NJ

Home town:
Current & past employers:	Tyco International, Morgan Stanley
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

My fiance and I are looking to pay for our wedding expenses. We both have excellent income streams and secure jobs in professional industries and we need a lump sum at once to be paid back monthly.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402979	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402979. Member loan 402979 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	CFAW	Debt-to-income ratio:	13.36%
Length of employment:	4 years	Location:	Leesburg, FL

Home town:	Seabrook
Current & past employers:	CFAW
Education:

This borrower member posted the following loan description, which has not been verified:

Adding on to my home to increase it's value. I plan on living in our home till my 13 yr old is done with college so we need to make it meet our needs. I'm a very responsible borrower and have never made a late payment on anything for the past 20 yrs. My bank I have been with for 14 yrs is not doing any personal lending so that's why I'm giving this a shot. This is not something I have to do, I just would like to do this project. So if I can get a fair loan deal for the amount I need to complete the work I'm ready. Thanks!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,101.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402988	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402988. Member loan 402988 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	10.21%
Length of employment:	10 years	Location:	ROSLINDALE, MA

Home town:	Boston
Current & past employers:	Ropes and Gray LLP
Education:	Cambridge College

This borrower member posted the following loan description, which has not been verified:

Dear Sir/Madam: I am gainfully employed and seeking to consolidate and payoff my debt in two years not more than 3 years. Kind regards - Vogal James

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402990	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402990. Member loan 402990 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Distinctive Homes of Southwest Florida, Inc	Debt-to-income ratio:	15.83%
Length of employment:	25 years	Location:	Bonita Springs,, FL

Home town:
Current & past employers:	Distinctive Homes of Southwest Florida, Inc
Education:	Just High School

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit card debt. You know what the banks are doing with higher rates and fees even when you pay on time. I have reduced my debt by almost $100,000.00 in the last 18 months. Bank of America has raised their rates and fees. I would like to pay them off and close the accounts. Because of this my credit score has gone down from 740 to around 700.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$38,773.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403002	$1,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403002. Member loan 403002 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	15.40%
Length of employment:	n/a	Location:	Sacramento, CA

Home town:	Mesa
Current & past employers:	Dell Inc., Nacht and Lewis Architects, McCoy Investigations, Cost Plus World Market
Education:	California State University-Sacramento (CSUS), Las Positas College, Humboldt State University

This borrower member posted the following loan description, which has not been verified:

I am almost done with school, and I need just a bit more in order to finish my last credits. I am looking to be an investigator or perhaps enlist and join the military police, but I need just a bit more help to finish.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	14
Revolving Credit Balance:	$833.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403018	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403018. Member loan 403018 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Autonomy	Debt-to-income ratio:	0.50%
Length of employment:	4 years	Location:	Boston, MA

Home town:	Morristown
Current & past employers:	Autonomy, Oasis Semiconductor
Education:	Wentworth Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan will be used to make the final payment of a year long renovation of two rooms in my condo. The project ended up costing more then estimated and this loan will make up for the shortfall on my end. I have an excellent credit rating and only one credit card with a balance that I do not use and am paying off. I do have savings and a 401k that I could use but would like to keep for emergencies and eventual retirement. I have a steady full time job and the company I work for is doing very well. I see no prospect of loosing my job anytime soon. I would expect to pay this loan off within 6 months. Thank you, Chad Rosner

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,599.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403068	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403068. Member loan 403068 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Furniture World	Debt-to-income ratio:	7.81%
Length of employment:	3 years 4 months	Location:	Rohnert Park, CA

Home town:	Santa Rosa
Current & past employers:	Office Furniture World
Education:	Santa Rosa Junior College

This borrower member posted the following loan description, which has not been verified:

I want to start up a new and used office furniture dealership. I have almost 4 years experience in the industry and have been highly successful. There are many opportunities to buy used office furniture for pennies on the dollar and resale them at huge profit margins. Given the current economic climate, business leaders/owners are in the market more so now then ever for USED office furniture and not so much for new.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,929.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403091	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403091. Member loan 403091 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	CSAA	Debt-to-income ratio:	23.11%
Length of employment:	5 years 8 months	Location:	Colorado Springs, CO

Home town:	Iron River
Current & past employers:	CSAA
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance credit card debt on a card that went from 12% to 33% with no explanation and for no reason. I have never made even a single payment late on any debt nor have I been over limit.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,811.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403101	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403101. Member loan 403101 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	12.91%
Length of employment:	12 years 2 months	Location:	Doyline, LA

Home town:	Boston
Current & past employers:	United States Postal Service, United States Air Force
Education:	Dekalb Community College of Georgia

This borrower member posted the following loan description, which has not been verified:

My name is Theresa A. Glavin and I would like this loan so that I may consolidate all my debt into one payment; therefore, reducing my interest payments and getting my debt paid off. I have been working for the United States Postal Service for a little over 12 years. My annual gross income is just over 50,000. I feel I am a good candidate because I have a good, stable job with a decent income. I will be able to repay this loan and save hundreds of dollars in interest payments. By paying off my debt and having just one simple payment to make, my life would be less stressful. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,072.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403109	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403109. Member loan 403109 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self	Debt-to-income ratio:	10.94%
Length of employment:	17 years 8 months	Location:	Traverse City, MI

Home town:	Duncanville
Current & past employers:	Self
Education:	Southern Nazarene University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm looking to build a home in the beautiful Traverse City, MI area. In the past I've been able to easily qualify for stated income loans for buying a house. Since the housing bust, those programs have all but dried up - the worthy borrowers were given a bad name by those who had no business taking out those loans. I finally found a source that will accommodate my needs, but they require a 30% down payment - this is a bit more cash than I have on hand. So I'm wanting to supplement this down payment with a short-term loan. My credit has historically been in the high 700's-800 range. I've never missed a bill payment in 17 years of being self-employed. On top of that, my industry is recession-proof. Half of my revenue is on long-tail commission sales, while the other half is very regular as well. Your money will be faithfully returned - rest assured!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403112	$2,700	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403112. Member loan 403112 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Auto Insurance Specialists	Debt-to-income ratio:	9.36%
Length of employment:	8 years	Location:	san francisco, CA

Home town:	Bellflower
Current & past employers:	Auto Insurance Specialists, Marie Callenders
Education:	mount san antonio college, pasadena city college

This borrower member posted the following loan description, which has not been verified:

motorcycle loan for possibly 04-07 honda crf450r or yamaha yz450f

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$15,200.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403199	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403199. Member loan 403199 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Business Technology Group	Debt-to-income ratio:	8.64%
Length of employment:	11 months	Location:	LEMONT, IL

Home town:	Cumberland
Current & past employers:	Business Technology Group, MidAmerica Bank
Education:	Kent State University-Trumbull Campus

This borrower member posted the following loan description, which has not been verified:

In order to pay off/down other existing loans I had, I withdrew money that is now being taxed. I need this loan to pay that tax bill.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$67,595.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403285	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403285. Member loan 403285 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,834 / month
Current employer:	Millenium Partners	Debt-to-income ratio:	7.56%
Length of employment:	6 months	Location:	MIAMI, FL

Home town:	Caxias do Sul
Current & past employers:	Millenium Partners, Downtown Athletic Club, New York Health and Racquet Club, University Place Physical Therapy
Education:	The Boston Conservatory, CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to be able to purchase a car reliable enough for my work needs. I am a personal trainer/ pilates private instructor and my husband is an event dj and we both rely on our own transportation. I have a great credit history and I am very responsible and dedicated to paying all my bills on time. Giving me this loan would be a huge help for me to take this next step with my life.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,226.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403293	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403293. Member loan 403293 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	aqua pro	Debt-to-income ratio:	23.34%
Length of employment:	9 years	Location:	FAYETTEVILLE, GA

Home town:	Saint Petersburg
Current & past employers:	aqua pro
Education:

This borrower member posted the following loan description, which has not been verified:

I make paying any loans my first priority and I have not had problems paying in the past

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,936.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403313	$18,200	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403313. Member loan 403313 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,084 / month
Current employer:	mister natural services	Debt-to-income ratio:	11.09%
Length of employment:	8 years 9 months	Location:	glendale heights, IL

Home town:	jackson
Current & past employers:	mister natural services
Education:	William Rainey Harper College

This borrower member posted the following loan description, which has not been verified:

i really need to pay off some debt

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,456.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403366	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403366. Member loan 403366 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,099 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	Akron, OH

Home town:	Johnstown
Current & past employers:	n/a, B F Goodrich
Education:	Tri-County Community College

This borrower member posted the following loan description, which has not been verified:

I am a disabled retired senior who at the current rate of interest on this credit card will never pay it off. This money would pay it off and give me a fresh start making sure not to make the same mistake again. I have basically put myself into debt trying to help 2 very unfortunate friends from loosing everything in their lives due to circumstances beyond their control. I have no problem paying this bill, I would just like to know I will be able to pay it off in my lifetime.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,283.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403369	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403369. Member loan 403369 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	8.80%
Length of employment:	7 months	Location:	Richmond, VA

Home town:	Richmond
Current & past employers:	Self-Employed, Real Estate Appraiser (Current), Flemings Prime Steakhouse and Wine Bar (06-09)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

If I receive this loan, I will use it to completely pay off my debt except for a small line that is at a good rate and will be at a minimal balance. I am currently transitioning from college and into the working world and this loan would be greatly beneficial to my financial situation.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403400	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403400. Member loan 403400 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	hawker beechcraft corporation	Debt-to-income ratio:	12.00%
Length of employment:	10 years 10 months	Location:	wichita, KS

Home town:	vandenberg afb
Current & past employers:	hawker beechcraft corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently locked in around 15% interest on my store credit card. I would like to reduce this rate using lendingclub. I have a history of on time payments and successful payoffs. I have a stable work history and have been making payments on my home for 3 years. I am a responsible borrower who takes care of my lenders.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,689.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403442	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403442. Member loan 403442 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Adecco	Debt-to-income ratio:	12.34%
Length of employment:	1 year 5 months	Location:	Santa Clara, CA

Home town:	Mt. View
Current & past employers:	Adecco
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,548.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403462	$16,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403462. Member loan 403462 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,924 / month
Current employer:	US Government	Debt-to-income ratio:	13.97%
Length of employment:	23 years	Location:	Battle Creek, MI

Home town:	Albion
Current & past employers:	US Government
Education:	Siena Heights University

This borrower member posted the following loan description, which has not been verified:

I am currently employed full-time. I do not take my employment for granted, especially considering the current global economic situation. I pay my debts faithfully, paying on time and more than is required by the terms of the accounts; there aren't any late or missing payments. Rates and fees have continued to go up and, therefore, I would prefer to eliminate my debt completely.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403481	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403481. Member loan 403481 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,896 / month
Current employer:	US Department of Homeland Security TSA	Debt-to-income ratio:	18.49%
Length of employment:	6 years 9 months	Location:	Pembroke, NH

Home town:	Manchester
Current & past employers:	US Department of Homeland Security TSA
Education:	Hesser College

This borrower member posted the following loan description, which has not been verified:

I have a fair amount of unsecured debt as well as secured debt (mortgage) My credit rating is somewhere in the neighborhood of 744. I am trying to consolidate some high interest credit card debt

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,327.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 403526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403526	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403526. Member loan 403526 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.80%
Length of employment:	1 year 8 months	Location:	Scottsdale, AZ

Home town:	Appleton
Current & past employers:	PricewaterhouseCoopers, Menasha Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have a couple of credit cards that I am making payments on. I would like to consolidate my debt with a better rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403534	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403534. Member loan 403534 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,098 / month
Current employer:	US Federal Government	Debt-to-income ratio:	15.58%
Length of employment:	29 years 5 months	Location:	University Park, IL

Home town:	Chicago
Current & past employers:	US Federal Government
Education:	Benedictine University, Governors State University

This borrower member posted the following loan description, which has not been verified:

I would like to enhance my home by replacing the 21 years old wood deck with a 3 season room and brick patio.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	21
Revolving Credit Balance:	$33,287.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403548	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403548. Member loan 403548 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	7.58%
Length of employment:	1 year	Location:	South San Francisco, CA

Home town:	Champaign
Current & past employers:	Aggregate Knowledge, University of Illinois
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I have debt that has accumulated, mostly as a result of moving cross-country for a better-paying job, which included having to sell my house at a significant loss. I am also getting married in a couple of months, and aside from the relief that would come from consolidating my bills into one payment, there'd also be the opportunity to start my new married life in a more responsible financial situation than that which I'm currently in. I'm a reliable borrower; I've never made a late payment in my life, and have always managed my debts responsibly. In addition, I have a well-paying, steady job, and live in an area where my skills are in extremely high demand (which is what made it worth the cost of moving here in the first place). A debt consolidation/wedding expenses loan would go a long ways towards helping me to start anew and improve my situation at a time when my life is supposed to be changing for the better. I'd be really appreciative of the help in making those improvements even greater by making my debts more manageable, and most importantly, giving me the "light at the end of the tunnel" that would come from knowing that everything would be paid off in only 3 years. I hope you'll find that I am a worthy candidate for a loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,006.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403607	$1,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403607. Member loan 403607 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	BUSINESS OWNER	Debt-to-income ratio:	19.40%
Length of employment:	1 year	Location:	APPLETON, WI

Home town:
Current & past employers:	BUSINESS OWNER, A to Z machine
Education:	FVTC

This borrower member posted the following loan description, which has not been verified:

looking for extra money to finish updates in home

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,549.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403615	$4,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403615. Member loan 403615 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,360 / month
Current employer:	Cubist Pharmacutical	Debt-to-income ratio:	17.16%
Length of employment:	3 years	Location:	WEST ROXBURY, MA

Home town:	Boston
Current & past employers:	Cubist Pharmacutical, 5 star quality care, biogen inc
Education:	Bunker Hill Community College

This borrower member posted the following loan description, which has not been verified:

Hello the reason for the loan is because I am moving, and need to pay of some credit cards, trying to build my credit scores. Thanks Janet

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	41
Revolving Credit Balance:	$1,682.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 403620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403620	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403620. Member loan 403620 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	self-employed	Debt-to-income ratio:	11.08%
Length of employment:	19 years	Location:	Marlton, NJ

Home town:	Passaic
Current & past employers:	self-employed
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

Looking for better rate vs current credit card. No late payments, great credit history. Currently monthly payment goes mostly to interest. Looking for better rate and slightly lower payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,791.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403659	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403659. Member loan 403659 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,440 / month
Current employer:	Fox Valley Staffing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Appleton, WI

Home town:	Milwaukee
Current & past employers:	Fox Valley Staffing, Palermo Villa
Education:	Walden University, University of Wisconsin-Milwaukee

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at Walden University, Minnesota, and my major is public health. I have four courses, an internship and a student project which should take me only 3 to 4 twelve week quarters as a full-time student. I have a BA from 2004 (University of Wisconsin). I currently work full-time but want to work less so I can finish graduate school quickly. I have a 4.0 GPA. Please consider me for a graduate student loan. I can provide net asset information if necessary.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,059.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403669	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403669. Member loan 403669 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,083 / month
Current employer:	Podesta Properties	Debt-to-income ratio:	7.59%
Length of employment:	14 years 6 months	Location:	Napa, CA

Home town:	Palo Alto
Current & past employers:	Podesta Properties
Education:	Santa Clara University

This borrower member posted the following loan description, which has not been verified:

Requesting 25000. to do office installation on a building in the Sacramento area. I have good credit( low 700's) and have been in Property Mangement business for 14 years. This space is in a newer building but currently has no office , which is being required by tenant.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$461,498.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 403703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403703	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403703. Member loan 403703 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	7.85%
Length of employment:	1 year 5 months	Location:	St Martinville, LA

Home town:	Loreauville
Current & past employers:	State of Louisiana, All American Paint and Supply
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card bills together. I currently owe around $9,000 on a credit card and $7,000 on another credit card.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,149.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403707	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403707. Member loan 403707 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Retired/Iron Phoenix Corporation	Debt-to-income ratio:	14.24%
Length of employment:	13 years 5 months	Location:	Pueblo, CO

Home town:
Current & past employers:	Retired/Iron Phoenix Corporation, Elementry School Teacher
Education:

This borrower member posted the following loan description, which has not been verified:

After my daughter's divorce, we found out that her ex husband had not paid property taxes for several years, until she recieved a notice from the county. I want to help her pay for the past taxes, as well as have a few home rennovations done for her and my grandchildren.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1961	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$137,954.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403734	$9,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403734. Member loan 403734 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Puritan bakery	Debt-to-income ratio:	17.34%
Length of employment:	3 years 2 months	Location:	Sun Valley, CA

Home town:	Los Angeles
Current & past employers:	Puritan bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Im trying to consolidate my credit card loans into just one payment, I have never been late on any payments.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403890	$5,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403890. Member loan 403890 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	United States Air Force	Debt-to-income ratio:	18.00%
Length of employment:	4 years 11 months	Location:	Winnsboro, TX

Home town:	Orlando
Current & past employers:	United States Air Force
Education:	Northeast Texas Community College

This borrower member posted the following loan description, which has not been verified:

My wife needs this surgery for her self confidence. The doctor told her that she has some of the worst stretch marks he has ever seen. Ever since she had our first child she hasnt felt good about herself and hasnt really been herself. she tries to play it off but i know that this surgery would help her out alot. Your help would be greatly appreciated. Thanks.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,931.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403892	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403892. Member loan 403892 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Counter	Debt-to-income ratio:	4.15%
Length of employment:	4 months	Location:	Honolulu, HI

Home town:	New Haven
Current & past employers:	The Counter
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

Hello potential lenders! Thank you for reading my post. I have been an active lendingclub participant for 2 years, as a lender, now i am asking your help. I will be graduating with my BS double major in Anthropology and Sociology this December. I'm almost there! I'm short on cash as everything has been increasing in costs lately except my wages! Tuition is going up almost $300 a class more than this semester and groceries and rent are astronomical! I'm asking for help, $9000 will cover the amount of my tuition and living expenses that i am short. Along the way i will still be working, i just need the money by July and won't be able to earn enough. I have never defaulted on anything and have an excellent credit score for my age, rest assured this will be a safe investment for both of us. Thank you!

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,085.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403896	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403896. Member loan 403896 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Asplundh	Debt-to-income ratio:	9.44%
Length of employment:	4 years 4 months	Location:	Visalia, CA

Home town:	Visalia
Current & past employers:	Asplundh, Diversified Utility Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to purchase new equipment (frozen yogurt machines) for our Frozen Yogurt business here in central California. My wife and I have excellent credit, own a home (not upside down in mortgage) and do not pay anything late. I am a Southern California Edison Contractor (Asplundh) and my wife is a Registered Nurse. Have any questions feel free to ask. email TULESFROZENYOGURT@GMAIL.COM

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403923	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403923. Member loan 403923 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$37,500 / month
Current employer:	J & B Timber	Debt-to-income ratio:	4.17%
Length of employment:	19 years	Location:	Gurdon, AR

Home town:	Prescott
Current & past employers:	J & B Timber
Education:

This borrower member posted the following loan description, which has not been verified:

I am a very responsible business owner, having been in business for 19 years, logging industry, I have paid off a lot of my debt already, never missing a single payment ever, always on time. Bank of America has gone crazy with raising interest rates for no reason, I just need to get them paid off, but it is hard to get a loan thru a bank that will help me get to my goal. Thanks, Jimmy

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,102.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403927	$1,125	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403927. Member loan 403927 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$948 / month
Current employer:	University of North	Debt-to-income ratio:	3.90%
Length of employment:	1 year 7 months	Location:	Bloomington, MN

Home town:	Bloomington
Current & past employers:	University of North, About U, Orman Guidance Research, LM Glasfiber, TCF National Bank, Movie Brand Inc
Education:	University of North Dakota, American College of Norway, Universite de Caen

This borrower member posted the following loan description, which has not been verified:

I am taking a few last credits to finish up my Bachelor's of Science in Psychology. I am choosing to do it this summer instead of another full semester because I am ready for the next phase in life. In the past I have recieved what I needed in financial aid, but came up short this year. Unfortunately, I am not given a lot of time to earn the money before tuition is due. I make enough money to easily pay back the loan; I just don't have enough time to save the money beforehand. Currently I work as the Computer Lab Manager at my university, and also do Applied Behavioral Analysis therapy with autistic children.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,904.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 403929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403929	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403929. Member loan 403929 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nuevo Media Group, LLC.	Debt-to-income ratio:	16.43%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	Nuevo Media Group, LLC.
Education:	Mesa College

This borrower member posted the following loan description, which has not been verified:

Hello: This loan, other credit and some small savings will help me finish some of the initial start-up infrastructure for Nuevo Media Group, LLC., D.B.A. Dialogo Public Relations. Specifically, the capital will be applied toward our Web site (www.dialogo-pr.com); wire service (Hispanic PR Wire); San Diego office space; and recruitment for our C.F.O. While we plan to build an intranet portal and consumer social network as part of our client service package, we will begin the sales (RFP) process in July after building and marketing (through sales, SEO and PR) our Web site. This will allow us cash flow while growing the national service we intend to launch in the fall. We will specialize in bringing the 13+ million Hispanic consumers to media/entertainment/sports, professional services, consumer and technology companies.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,256.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403941	$2,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403941. Member loan 403941 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$400 / month
Current employer:	The Art Institute of Phoenix	Debt-to-income ratio:	5.00%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:	Tucson
Current & past employers:	The Art Institute of Phoenix
Education:	Eastern Arizona College, The Art Institute of Phoenix

This borrower member posted the following loan description, which has not been verified:

I just returned from overseas doing missionary volunteer service in Iceland for the past two years. Because of that my bank will not approve me for a loan due to the fact I have no work history for the last two years. However, I have a steady job, and am a full time student. The money would go towards my car to get it totally paid off.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$299.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403946	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403946. Member loan 403946 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	City of Chesapeake, VA	Debt-to-income ratio:	22.04%
Length of employment:	9 years 7 months	Location:	Portsmouth, VA

Home town:
Current & past employers:	City of Chesapeake, VA, Sentara
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

Tough year last year with 4 family illnesses and a wedding on top of the market crash. This money would be used to stabilize interest rates and allow me to pay down debts more efficiently. I am stably employed with a full and p/t job, long-term home owner and always pay my debts, often early. Thanks for considering my listing.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	81
Revolving Credit Balance:	$125,743.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403953	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403953. Member loan 403953 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403955	$2,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403955. Member loan 403955 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	David L Purczinsky	Debt-to-income ratio:	23.28%
Length of employment:	6 years 1 month	Location:	Granbury, TX

Home town:	Brenham
Current & past employers:	David L Purczinsky, Lake Area Pharmacy, Burnet, Tx
Education:	Dental Assistant Training School

This borrower member posted the following loan description, which has not been verified:

I will be relocating in approximately 2 weeks and am requesting these funds to help cover moving expenses. Specifically, these funds will be used for out-of-pocket expenses i.e. moving truck, movers, storage, fuel, deposits. I feel that I am an excellent candidate for this loan because I have worked diligently to pay all bills and creditors in a timely and efficient manner. This will be clearly reflected in my credit history. Thank you for your help.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,426.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403975	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403975. Member loan 403975 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	American International Group (AIG)	Debt-to-income ratio:	12.45%
Length of employment:	11 months	Location:	Bayonne, NJ

Home town:	Bayonne
Current & past employers:	American International Group (AIG), BCB Community Bank, Inserra Supermarkets
Education:	Hudson County Community College

This borrower member posted the following loan description, which has not been verified:

Due to the economic times I am in major debt. It's very hard to get out of this hole without the help of consolidating these items. With this loan I will be able to drastically reduce the amount owed by paying on average $600-$700 monthly. This is what I pay now on all bills. However, you get no where when there are so many.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403985	$1,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403985. Member loan 403985 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	stephanie	Debt-to-income ratio:	1.26%
Length of employment:	8 months	Location:	san diego, CA

Home town:	san diego
Current & past employers:	stephanie
Education:	California College at San Diego

This borrower member posted the following loan description, which has not been verified:

i really need the money to pay off debt such as pawn items. I always pay credit on time but I am stressed with the things i have pawn. I am very reliable I also want to pay a good portion of my school since I attend college and its expensive. I have a job and good at paying

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$692.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404004	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404004. Member loan 404004 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,508 / month
Current employer:	Elevate Group Holdings	Debt-to-income ratio:	24.37%
Length of employment:	15 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group Holdings
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Looking to make an investment in my home by updating the kitchen from the original. The home was built in the early 80's. I plan to stay in the home for a while and the kitchen is one of the "best bang for the buck" for improving home value.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375149	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375149. Member loan 375149 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	CMC Capitol City Steel	Debt-to-income ratio:	19.67%
Length of employment:	8 years 1 month	Location:	Kyle, TX

Home town:	Giddings
Current & past employers:	CMC Capitol City Steel
Education:	None

This borrower member posted the following loan description, which has not been verified:

I would like to get all my small debts combined into one monthly payment. That way my monthly payment would be much lower than they are now combined. Thank you.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,155.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395196	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395196. Member loan 395196 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.55%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:	BROOKLYN
Current & past employers:	PERLINA HANDBAGS/ PERLINA.COM
Education:

This borrower member posted the following loan description, which has not been verified:

i worked many years in a very successful retail business. we sell discount ladies wear. example: we sell LIZ CLAIBORNE coats for 39.99 sold everywhere for $100 and up. i have really good connections in the industry, i can get all the brand names at really low prices. our business did about 3 million per year, mostly cash. now i have decided to open my own store with the same business formula. i have found a perfect location, New York's 125th street. it is one of the prime shopping locations in new york and its exactly wear all my customers work and live. i just signed a 10 year lease for a perfect space. i have capital but i need more. if i had to estimate, im 98% sure that this will be a success and i would open more locations in the next few years. this is my dream and nothing will stop me!

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	42
Revolving Credit Balance:	$13,628.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399988	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399988. Member loan 399988 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tree of Knowledge Educational Services Inc.	Debt-to-income ratio:	18.48%
Length of employment:	10 months	Location:	calabasas, CA

Home town:	Lehighton
Current & past employers:	Tree of Knowledge Educational Services Inc.
Education:	Saint Joseph's University, Catholic University of America

This borrower member posted the following loan description, which has not been verified:

Hi. I am a very reliable person. I currently work as a part-time tutor because I can't find a job in my field of study. I also have another part time job where I work for a private company that teaches a Phy Ed course to children, ages 3-7. I have a masters degree but with the economy, I am struggling to pay bills. I don't want to go into debt so that's why I need the loan. I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency. My credit score is 700. I always pay my bills on time and usually in full. The past month I have had to pay the minimal amount because I can't afford to pay the full amount. Please help!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,284.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401476	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401476. Member loan 401476 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	14.72%
Length of employment:	15 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for business expansion.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,004.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402384	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402384. Member loan 402384 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Michael J del Rio, MD, Inc.	Debt-to-income ratio:	14.11%
Length of employment:	4 years 6 months	Location:	Loma Linda, CA

Home town:	Jacksonville
Current & past employers:	Michael J del Rio, MD, Inc.
Education:	University of North Florida, Barry University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to help pay down my college debt as well as pay off 2 credit cards with high interest rates. I have EXCELLENT credit (754 as of 4-31-09). My home does not have enough equity built up yet to qualify for a home equity loan. I am trying to refinance into a 30 yr fixed mortgage also. I have never been late on my payments and consider myself a safe investment.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,412.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404050	$3,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404050. Member loan 404050 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	Retired Teacher	Debt-to-income ratio:	5.41%
Length of employment:	n/a	Location:	SLOATSBURG, NY

Home town:	Sloatsburg
Current & past employers:	Retired Teacher, South Orangetown School District
Education:	SUNY - Oneonta

This borrower member posted the following loan description, which has not been verified:

I will be taking three summer classes at both SUNY-New Paltz and Mercy College.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1966	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	44
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404076	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404076. Member loan 404076 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Halliburton Co.	Debt-to-income ratio:	12.05%
Length of employment:	5 years 7 months	Location:	Conroe, TX

Home town:	Montclair
Current & past employers:	Halliburton Co., Amercian Trades Institute, Rockwall Dust Systems, Hoffman Installation, Xebek Industrial of Texas
Education:	University of North Texas, North Harris Montgomery Community College District, Richland College

This borrower member posted the following loan description, which has not been verified:

Increasing demand in the franchise market through the economic downturn has prompted me to invest in a business that offers consulting services to highly motivated franchise buyers. The soaring unemployment rate associated with the recent recession has placed large numbers of the unemployed seeking refuge into opportunities they feel they have more control over. Many of these individuals are in their mid 40's and early 50's with executive experience and significant funding in their retirement. They are either uninterested in returning to the job market, or are struggling to do so. Instead, many are looking to the franchise market for relief. The company I hope to establish, The Franchise Emporium, will act as a sub-contractor and/or affiliate to the well established company Business Alliance Inc., by purchasing quality internet leads through the parent company and utilizing it's "Affiliate Only" website links and franchise contacts to aid in introducing the potential client to a host of nearly 300 franchise opportunities. I, as the acting consultant, will likewise help the franchise company in connecting with the best suitable franchisee by sifting through applications that meet the character, territorial, and financial requirements in return for a significant 90% commission. I am currently employed so this business would represent a supplemental income to my full-time income until The Franchise Emporium has obtained equal or greater income than the former. I personally would have funded this opportunity myself, however, my current employer will not allow me to have full access to my 401K to fund the endeavor. However, I do have the option of drawing up to 50% of my 401K to help fund the opportunity should a potential lender consider my circumstances. The $25,000 I humbly request from you, will be allocated to help pay for the business opportunity provided through Business Alliance Inc. The requirement is a one-time start-up fee of $19,900. The cost covers personal one-on-one training, access to BAI's unique franchise database and contacts, access to daily franchise conference calls, 6 months of mentorship, as well as on-going support. The remaining $5,100 will assist in purchasing quality leads given in real time over the course of six months to establish a franchisee pipeline. Commissions are paid to the consultant directly from the franchise company, or indirectly through Business Alliance Inc. The commissions range between $12,500 - $35,000 with the average being between $15,000 and $19,000 per contract. There are approximately 8 to 10 successful contracts per year. After due diligence in reviewing the characteristics and skills necessary of building a franchise consultant/counselor company, I've reached the conclusion that I was born to do this business. I am aggressive toward this opportunity insomuch as to consider every possible alternative of acquiring the funding I need to get started, and will not relent until I have successfully reached my goal. On a personal note: I used to be a trade school teacher. In teaching the trade I was accompanied to, there is no doubt that it came with a sense of accomplishment. However, none can match the fulfillment I received when a student would approached me on personal issues as well as how they can best achieve their objectives. On many occasions upon graduation, students, (and I'm speaking specifically of grown men and women), would often approach me and begin crying, thanking me for the genuine care I gave in helping them. Not only in preparing them for the technical hands-on trade they chose, but in helping them make the right decisions in their personal life as well as the career they were facing in the years to come. A characteristic that comes naturally to me and will become a dynamic asset to the business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,810.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404123	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404123. Member loan 404123 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	miami internatioal	Debt-to-income ratio:	20.35%
Length of employment:	8 years	Location:	hialeah, FL

Home town:
Current & past employers:	miami internatioal
Education:	Florida State University, Florida College, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Our father passed away six months ago...as part of my inheritance he left me a mortgage free home. He was a very successful real estate investor. My goal is to make the necessary upgrades to the home and sell it. My agent says that comparable homes are selling in this area in less than 3 months. Additionally, since the house is free and clear I can sell the home for well under market, which is $290-$350 in this area. The plan is to upgrade the kitchen and bathrooms, install sprinklers, paint and carpet. The entire project will cost us $$65k. We putting the rest of the money in ourselves. Thank you for considering the opportunity..this is a winner!

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,549.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 404148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404148	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404148. Member loan 404148 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Sprint	Debt-to-income ratio:	3.26%
Length of employment:	1 year 8 months	Location:	Aurora, CO

Home town:	Mesa
Current & past employers:	Sprint, Schwans
Education:	Metro University in Denver

This borrower member posted the following loan description, which has not been verified:

Looking for some capital to expand my home based business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,685.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404152	$2,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404152. Member loan 404152 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,326 / month
Current employer:	Rehabilitation Professional, Inc.	Debt-to-income ratio:	20.51%
Length of employment:	10 months	Location:	St. Louis, MO

Home town:	New York
Current & past employers:	Rehabilitation Professional, Inc., Washington University in St. Louis, Atlanta Journal Constitution
Education:	Washington University in St Louis, Saint Louis Community College-Florissant Valley

This borrower member posted the following loan description, which has not been verified:

I am a graduate of Washington University in St. Louis. I need to take some courses over the summer in order to get into graduate school and the money will be used for that purpose.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,898.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404176	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404176. Member loan 404176 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Infinite Solutions	Debt-to-income ratio:	0.45%
Length of employment:	3 years 2 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Infinite Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Greetings! Our daughter just had twins and her maternity leave is very short and she is afraid she will get laid off if she takes too much time off. So we moved into her home and rented out our own home, so my wife can take care of the babies full time and our daughter can go back to work. I am seeking a loan, because after living in our daughter's home, I realize that I need to do some upgrades for both our own living space and the babies, such as adding another full bathroom and additional bedroom, which our daughter and her husband cannot currently afford. We do have a home equity line of credit on our own home, but due to the current real estate crisis my wife does not feel comfortable tapping into it. I pride myself in being an ideal borrower because I have never been late on any of my bills since my early twenties until now, I am a grandpa! And since I always pay my bills, I hardly have much debt. My income has always been very stable and good, and I keep our expenses low. Please consider giving this loan to me. I will make sure it will be a safe investment for you. Thank you very much.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,976.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404225	$16,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404225. Member loan 404225 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,733 / month
Current employer:	Sony Computer Entertainment	Debt-to-income ratio:	22.88%
Length of employment:	1 year 6 months	Location:	ALAMEDA, CA

Home town:	Belvedere Tiburon
Current & past employers:	Sony Computer Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

It seems that if you carry a large balance on your credit cards, they are increasing the interest rate to ridiculous rates (Chase increased my interest rate on my credit card to 30% and is asking for minimum payment of almost $500). If I can consolidate my cards, pay them all off and cut up the cards, I am hoping to pay off the loan as quickly as I can afford to.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,877.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404237	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404237. Member loan 404237 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ira Hirsh	Debt-to-income ratio:	7.70%
Length of employment:	7 years	Location:	Tucson, AZ

Home town:	Brooklyn
Current & past employers:	Ira Hirsh
Education:	Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my business by financing a cashmere company. We started small at the end of 08, with low expectations. I have put close to 100,000 of my own money to help things out. We initially were looking for sales in the 65,000 dollar range for the year. It is May, and we are already up to 165000.00 in pending orders. We are delighted, but a little cash strapped. I have put up 75 percent of the money needed to get additional product from China, where it is produced. This money will essentially be a bridge loan. We are already delivering on product and are receiving payment already. In July, we expect a flow that will give us the head room needed to breathe.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1966	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,864.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404245	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404245. Member loan 404245 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.21%
Length of employment:	n/a	Location:	Portland, OR

Home town:	Portland
Current & past employers:
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

I plan to purchase several acres with my sister for a future vacation cabin and/or retirement. I have an excellent credit history and stable employment. I want to know if I can get a loan that will beat the interest rate I have available from other sources.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$2,239.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404305	$10,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404305. Member loan 404305 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,496 / month
Current employer:	Stanford University School of Medicine	Debt-to-income ratio:	14.98%
Length of employment:	10 months	Location:	Stanford, CA

Home town:	Santa Monica
Current & past employers:	Stanford University School of Medicine
Education:	Westmont College, Stanford University

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Roberto and I am currently a 24-year old medical student at the Stanford University School of Medicine. I am a kind and smart guy that is working on becoming an orthopedic surgeon. In the past (2006) I used Prosper to borrow money to fix up my 1971 Chevrolet Nova Muscle Car and was very pleased with the experience. I borrowed $3,000 and paid it off in 12 months. I am now seeking $10,750 to invest in U.S. equities and will be paying off my loan in 36 months. I am an extremely hard working guy that was top of my class in college. I am a very low risk borrower as I have NEVER been late on a credit card payment or peer-to-peer lending payment. I have a lot going for me and will not risk messing up my credit or reputation by being late on any payments to a lender. I have recently been awarded a prestigious scholarship that will be paying for half of medical school and you can see my bio at http://www.pdsoros.org/current_fellows/ The condensed version of my finances is that I have over $23,000 in cash, all of my vehicles are paid for and worth around $30,000, owe $8000 on my credit cards (that in combination with the fact that as a medical student I get a living allowance of $2500/month, I only use $1700 of it, does not show up as income and causes me to have a low credit score), go to medical school on a near full-ride, and have positive cash flow exceeding $800/month after all my expenses are taken into account. I am getting married this summer and will be living on campus with my wife who just finished her Masters and is a college professor. Her income will cover groceries, gas, and other living expenses meaning that I foresee positive cash flow of over $1100/month starting this fall. I will also be selling two of my classic muscle cars this summer. You may ask why I have $8,000 in credit card debt when I have $23,000 in cash and $30,000 in assets? That is because I have a 0% APR card and have wanted the cash cushion for now. I do not foresee any big expenses as I have already paid for the ring, we have paid for the honeymoon, and our parents are paying for the wedding. I would just rather have that cash available right now as we start our new life together and as soon as my 0% APR deal ends I will pay the cards off. I will have more than enough positive cash flow each month to make the payment on this $10,750 loan. During the summer break between my sophomore and junior years of college I did an investment banking internship and had the opportunity to learn about the world of economics and equities. Since then I have followed the world financial markets with a close eye and have become very passionate about investing. This enormous downturn, the worst since the Great Depression, has left good companies (in infrastructure, tech, agriculture, shipping) trading at a fraction of what they were. It has also removed a large amount of risk in investing and has presented an opportunity with enormous upside potential as a recovery looms on the horizon as has happened after every U.S. economic crisis in history. In 2006 and 2007 I actively invested a sum of $10,000 and turned it into $20,000 through learning to manage risk with stops, investing on a mixture of momentum, news, technical analysis, and fundamentals, not letting emotion, greed, or fear make me hold losing positions, learning to sell my losses and ride my gains, etc. I am happy that I sold everything before the crisis and was able to buy my dream car at the time with the proceeds in late 2007 (2004 BMW 330Ci). Seeing this opportunity after the economic crisis and the recovery on the horizon (next couple years) has once again convinced me to start to move some money ($5,000) back into the market in the past month with a focus on managing risk with tight stops and have made some great profits already. I would like to increase the size of this portfolio as soon as possible with the proceeds from this loan.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,333.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404353	$11,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404353. Member loan 404353 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Blue Island, IL

Home town:	Chicago
Current & past employers:
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

The cost of my wedding this coming September has exceeded my estimated budget. This loan will pay the cost of catering. The remaining wedding costs will easily fall within my budget. I expect to be able to pay the balance of this loan in full following the wedding. My fiance and I enjoy secure positions at financially thriving companies. In addition to our dual incomes, we share living expenses.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404361	$2,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404361. Member loan 404361 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	D C Superior Court	Debt-to-income ratio:	19.87%
Length of employment:	12 years	Location:	Oxon Hill, MD

Home town:	Wichita Falls, Texas
Current & past employers:	D C Superior Court, Federal National Mortagage
Education:	Northern Michigan University Unversity of the District Columbia

This borrower member posted the following loan description, which has not been verified:

I was a foster parnts for 20 years and my bathroom need serious repair from the wear and use of myt foster children. I have retire from the foster care system and I need to fix the shower, new sink, vanity and new toilet. The floor tiotle is coming up. I have gotten an estimate that it would cost me $2500.00 to repair. My bathroom is a small one that in a home built in 1960.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,125.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404375	$19,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404375. Member loan 404375 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,542 / month
Current employer:	n/a	Debt-to-income ratio:	11.43%
Length of employment:	1 year 9 months	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am making slightly over the minimum payment on. I just need the loan to pay off the credit card so my payments have an end date that I will be able to make without the high percentage interest rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,043.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404376	$3,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404376. Member loan 404376 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan so that I can pay for an attorney for my girlfriend. The total cost is $5,000 and I already put the first $1,000 on my credit card. I'm a college student and also have a good paying job. My monthly salary is about $2,000 and my expenses are very low. Rent and Utilities $733 -- soon to be $480 in July Food $160 -- I use a discounted meal plan Right now I have no need for a car or anything else. I am seeking a loan through lending club because I would like to lower my monthly payments and not pay my credit card's interest rate (14.0% variable). I always pay my bills off every month, I have no debt and my credit score is 805 (last checked in March). Please help me, I am very responsible and good with money.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404393	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404393. Member loan 404393 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Frito Lay	Debt-to-income ratio:	2.32%
Length of employment:	2 years	Location:	CHULA VISTA, CA

Home town:	chula vista
Current & past employers:	Frito Lay, Frito Lay
Education:	Southwestern College-Chula Vista

This borrower member posted the following loan description, which has not been verified:

looking for low interest rates

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404403	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404403. Member loan 404403 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,907 / month
Current employer:	associated photo	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	homestead, FL

Home town:	havana
Current & past employers:	associated photo
Education:	college

This borrower member posted the following loan description, which has not been verified:

I don???t own money to any one, I work in a very good and stable job where I m the manager, I need this money to get in track with my life again (backup), I been living from check to check and is hard to keep up, I have a 6 years old son and we need to breath a new air.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	59
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404413	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404413. Member loan 404413 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Retired	Debt-to-income ratio:	5.99%
Length of employment:	n/a	Location:	Lewis Center, OH

Home town:	Milwaukee
Current & past employers:	Retired, Diamond Electronics, American Sunroof, Magic Chef, Belmont Casket, Chrysler
Education:	Ohio University-Main Campus (BBA), University of Toledo (MBA)

This borrower member posted the following loan description, which has not been verified:

I'm a retired CFO with a good fixed income and have sufficient income and assets to pay this loan. I want to help a friend with a downpayment to become a homeowner (1.) I am a responsible homeowner 25+ years, (2.) FICO score +760, (3.) Always paid debts on time - 30+ years, (4.) successfully manage investment portfolio for my wife and myself

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,270.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404431	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404431. Member loan 404431 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Fir Lane Health and Rehab Center	Debt-to-income ratio:	3.08%
Length of employment:	21 years 5 months	Location:	shelton, WA

Home town:	stugart
Current & past employers:	Fir Lane Health and Rehab Center, worked at Firlane for past 21 years
Education:	Grays Harbor College

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter take her four children to Tuson, Arizona to compete in a national batton compitution.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	1
Revolving Credit Balance:	$1,415.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404448	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404448. Member loan 404448 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited, Inc.	Debt-to-income ratio:	19.11%
Length of employment:	3 years 10 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	SOGDA Limited, Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to cover legal expenses associated with my divorce. I am responsible person, have full-time job, never been late on any payments (rent, credit cards, utility bills and etc.)

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,391.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 213 dated May 13, 2009